Exhibit 99.2

Supplemental Financial Information For the quarter ended June 30, 2013 August 5, 2013

Supplemental Financial Information – Unaudited August 5, 2013

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3

About Sunstone	4

Forward-Looking Statement	5

Non-GAAP Financial Measures	6

CORPORATE FINANCIAL INFORMATION	9

Condensed Consolidated Balance Sheets Q2 2013 – Q2 2012	10

Consolidated Statements of Operations Q2 & YTD 2013/2012	12

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA Q2 & YTD 2013/2012	13

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO Q2 & YTD 2013/2012	14

Pro Forma Consolidated Statements of Operations Q2 2013 – Q2 2012	15

EARNINGS GUIDANCE FOR Q3 AND FULL YEAR 2013	16

Earnings Guidance for Q3 and FY 2013	17

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO Q3 and FY 2013	19

CAPITALIZATION	20

Comparative Capitalization Q2 2013 – Q2 2012	21

Consolidated Debt Summary Schedule	22

Consolidated Amortization and Debt Maturity Schedule	23

PROPERTY-LEVEL DATA	24

PROPERTY-LEVEL OPERATING STATISTICS	26

Q2 2013/2012	27

Supplemental Financial Information – Unaudited August 5, 2013

YTD Q2 2013/2012	28

OPERATING STATISTICS BY BRAND & GEOGRAPHY	29

Comparable Portfolio Operating Statistics by Brand Q2 & YTD 2013/2012	30

Pro Forma Comparable Portfolio Property-Level YTD Q2 2013 EBITDA Contribution by Brand	31

Comparable Portfolio Operating Statistics by Region Q2 & YTD 2013/2012	32

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	33

Property-Level EBITDA Q2 & YTD 2013/2012	34

Property-Level EBITDA Margins Q2 & YTD 2013/2012	35

APPENDIX	36

Reconciliation of Pro Forma Net Income (Loss) to EBITDA, Adjusted EBITDA, FFO and Adjusted FFO	37

Property-Level EBITDA Reconciliation	45

2013 Marriott Accounting Conversion	51

Supplemental Financial Information – Unaudited August 5, 2013

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information – Unaudited August 5, 2013

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of August 5, 2013, has interests in 28 hotels held for investment comprised of 12,939 rooms. Sunstone’s hotels are primarily in the upper upscale segment and are operated under nationally recognized brands, such as Marriott, Hilton, Hyatt, Fairmont and Sheraton.

Sunstone’s mission is to create meaningful value for our stockholders by becoming the premier hotel owner. Our values include transparency, trust, ethical conduct, communication and discipline. Our goal is to improve the quality and scale of our portfolio while gradually deleveraging our balance sheet. As demand for lodging generally fluctuates with the overall economy (we refer to these changes in demand as the lodging cycle), we seek to employ a balanced, cycle-appropriate corporate strategy that encompasses the following:

•                  Proactive portfolio management;

•                  Intensive asset management;

•                  Disciplined external growth; and

•                  Measured balance sheet improvement.

Corporate Headquarters
120 Vantis, Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Ken Cruse
Chief Executive Officer
(949) 382-3012

John Arabia
President
(949) 382-3008

Bryan Giglia
Chief Financial Officer
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information – Unaudited August 5, 2013

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of August 5, 2013, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information – Unaudited August 5, 2013

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA; Adjusted EBITDA (as defined below); Funds From Operations, or FFO; Adjusted FFO (as defined below); and comparable and pro forma comparable hotel EBITDA and comparable and pro forma comparable hotel EBITDA margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable and pro forma comparable hotel EBITDA and comparable and pro forma comparable hotel EBITDA margin as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA is a commonly used measure of performance in many industries. We believe EBITDA is useful to investors in evaluating our operating performance because this measure helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also believe the use of EBITDA facilitates comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital-intensive companies. In addition, certain covenants included in our indebtedness use EBITDA as a measure of financial compliance. We also use EBITDA as a measure in determining the value of hotel acquisitions and dispositions.

Historically, we have adjusted EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance.

We believe that the presentation of FFO provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. We believe the use of FFO facilitates comparisons between us and other lodging REITs.

We also present Adjusted FFO when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information – Unaudited August 5, 2013

We adjust EBITDA and FFO for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDA or Adjusted FFO:

•                  Amortization of favorable and unfavorable contracts: we exclude the non-cash amortization of the favorable management contract asset and the unfavorable tenant lease liability recorded in conjunction with our acquisition of the Hilton Garden Inn Downtown/Magnificent Mile, along with the favorable tenant lease asset recorded in conjunction with our acquisition of the Hilton New Orleans St. Charles. The amortization of favorable and unfavorable contracts does not reflect the underlying performance of our hotels.

•                  Ground rent adjustments: we exclude the non-cash expense incurred from straightlining our ground lease obligations as this expense does not reflect the underlying performance of our hotels.

•                  Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•                  Acquisition costs: under GAAP, costs associated with completed acquisitions are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company.

•                  Consolidated partnership adjustments: we deduct the non-controlling partner’s pro rata share of any EBITDA or FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership.

•                  Cumulative effect of a change in accounting principle: infrequently, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments because they do not reflect our actual performance for that period.

•                  Impairment losses: we exclude the effect of impairment losses because we believe that including them in Adjusted EBITDA and Adjusted FFO is not consistent with reflecting the ongoing performance of our remaining assets.

•                  Other adjustments: we exclude other adjustments such as lawsuit settlement costs (or the reversal of these costs), prior year property tax assessments and/or credits, management company transition costs, and departmental closing costs, including severance, because we do not believe these costs reflect our actual performance and/or the ongoing operations of our hotels.

In addition, to derive Adjusted EBITDA we exclude the non-cash expense incurred with the amortization of deferred stock compensation as this expense does not reflect the underlying performance of our hotels. We also include an adjustment for the cash ground lease expense recorded on the Hyatt Chicago

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information – Unaudited August 5, 2013

Magnificent Mile’s building lease. Upon acquisition of this hotel, we determined that the building lease was a capital lease, and, therefore, we include a portion of the capital lease payment each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the operating performance of the Hyatt Chicago Magnificent Mile. We also exclude the effect of gains and losses on the disposition of depreciable assets because we believe that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of our assets. In addition, material gains or losses from the depreciated value of the disposed assets could be less important to investors given that the depreciated asset value often does not reflect its market value.

To derive Adjusted FFO, we also exclude the non-cash gains or losses on our derivatives, as well as the original issuance costs associated with the redemption of preferred stock and any federal and state taxes associated with the application of net operating loss carryforwards. We believe that these items are not reflective of our ongoing finance costs.

Reconciliations of net income (loss) and pro forma net income (loss) to EBITDA and Adjusted EBITDA are set forth on page 13 and in the Appendix of this supplemental package.  We believe comparable and pro forma hotel EBITDA and comparable and pro forma hotel EBITDA margin are also useful to investors in evaluating our property-level operating performance. Reconciliations of net income (loss) and pro forma net income (loss) to FFO and Adjusted FFO are set forth on page 14 and in the Appendix of this supplemental package.

Our 27 comparable hotels include all hotels held for investment by the Company as of June 30, 2013 and also include prior ownership results as applicable in 2013 and 2012 for the Hilton New Orleans St. Charles acquired in May 2013 and in 2012 for the Hyatt Chicago Magnificent Mile acquired in June 2012 and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired in July 2012. Our 28 pro forma comparable hotels include our comparable portfolio, plus the Boston Park Plaza which was acquired in July 2013.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 8

Supplemental Financial Information – Unaudited August 5, 2013

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information – Unaudited August 5, 2013

Condensed Consolidated Balance Sheets

Q2 2013 – Q2 2012

(In thousands)	June 30, 2013 (1)	March 31, 2013 (2)	December 31, 2012 (3)	September 30, 2012 (4)	June 30, 2012 (5)
Assets
Investment in hotel properties:
Land	$264,637	$260,939	$260,939	$268,093	$262,009
Buildings & improvements	2,655,644	2,554,898	2,541,024	2,687,110	2,710,028
Furniture, fixtures, & equipment	366,536	341,252	329,770	351,014	352,567
Other	188,891	233,980	217,116	201,826	200,824
	3,475,708	3,391,069	3,348,849	3,508,043	3,525,428
Less accumulated depreciation & amortization	(734,759)	(701,786)	(666,972)	(707,361)	(715,019)
	2,740,949	2,689,283	2,681,877	2,800,682	2,810,409

Other real estate investments:
Land	-	-	-	1,600	2,768
Buildings & improvements	-	-	-	8,193	9,503
Furniture, fixtures, & equipment	-	-	-	6,586	6,078
Other	-	-	-	337	729

Less accumulated depreciation	-	-	-	(6,861)	(7,021)
	-	-	-	9,855	12,057

Other assets, net	62,049	52,287	47,238	52,394	45,793

Current assets:
Cash and cash equivalents	123,217	208,313	157,217	164,469	204,549
Cash proceeds held by accommodator	72,287	139,434	-	-	-
Restricted cash	76,711	69,423	78,394	76,790	73,306
Other current assets, net	41,943	44,908	171,949	40,752	90,290

Total assets	$3,117,156	$3,203,648	$3,136,675	$3,144,942	$3,236,404

*Footnotes on following page

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information – Unaudited August 5, 2013

Condensed Consolidated Balance Sheets

Q2 2013 – Q2 2012 (cont.)

(In thousands)	June 30, 2013 (1)	March 31, 2013 (2)	December 31, 2012 (3)	September 30, 2012 (4)	June 30, 2012 (5)
Liabilities
Current liabilities:
Current portion of notes payable	$20,571	$19,757	$18,726	$19,849	$21,448
Exchangeable senior notes, less discount (6)	-	-	57,997	57,730	57,464
Other current liabilities	82,229	87,933	123,282	101,909	145,717
Total current liabilities	102,800	107,690	200,005	179,488	224,629

Notes payable, less current portion	1,275,626	1,281,112	1,286,666	1,318,102	1,396,980
Capital lease obligations, less current portion	15,603	15,615	15,621	15,630	15,636
Other liabilities	38,955	32,583	15,070	14,789	13,810

Total liabilities	1,432,984	1,437,000	1,517,362	1,528,009	1,651,055

Series C cumulative convertible redeemable preferred stock	-	100,000	100,000	100,000	100,000

Equity
Stockholders’ equity:
8% Series A cumulative redeemable preferred stock	-	-	176,250	176,250	176,250
8% Series D cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

Common stock, $0.01 par value, 500,000,000 shares authorized	1,609	1,608	1,352	1,352	1,352

Additional paid in capital	1,795,295	1,793,825	1,493,397	1,492,528	1,491,639
Retained earnings	205,788	187,005	158,376	147,329	108,600
Cumulative dividends	(489,558)	(486,047)	(475,144)	(467,707)	(460,270)
Accumulated other comprehensive loss	-	-	(5,335)	(4,740)	(4,799)
Total stockholders’ equity	1,628,134	1,611,391	1,463,896	1,460,012	1,427,772
Non-controlling interest in consolidated joint ventures	56,038	55,257	55,417	56,921	57,577

Total equity	1,684,172	1,666,648	1,519,313	1,516,933	1,485,349

Total liabilities and equity	$3,117,156	$3,203,648	$3,136,675	$3,144,942	$3,236,404

(1) As presented on Form 10-Q to be filed in August 2013.

(2) As presented on Form 10-Q filed May 8, 2013.

(3) As presented on Form 10-K filed February 25, 2013.

(4) As presented on Form 10-Q filed November 6, 2012.

(5) As presented on Form 10-Q filed August 7, 2012.

(6) Face value of $58.0 million.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information – Unaudited August 5, 2013

Consolidated Statements of Operations

Q2 & YTD 2013 / 2012

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2013	2012	2013	2012

Revenues
Room	$168,260	$148,302	$300,883	$267,924
Food and beverage	52,842	52,168	102,470	99,003
Other operating	13,536	12,372	26,206	24,149
Total revenues	234,638	212,842	429,559	391,076
Operating expenses
Room	40,537	35,521	77,991	68,956
Food and beverage	35,058	34,032	70,154	66,882
Other operating	3,887	3,729	8,129	7,624
Advertising and promotion	11,240	10,193	22,505	20,094
Repairs and maintenance	8,275	7,593	16,649	15,076
Utilities	6,129	5,892	12,312	11,897
Franchise costs	8,771	7,493	15,249	13,464
Property tax, ground lease and insurance	19,297	17,284	37,765	32,837
Property general and administrative	25,288	23,611	48,894	45,521
Corporate overhead	7,359	7,575	13,530	12,773
Depreciation and amortization	32,175	31,305	66,191	62,187
Total operating expenses	198,016	184,228	389,369	357,311
Operating income	36,622	28,614	40,190	33,765
Interest and other income	788	74	1,351	137
Interest expense	(17,272)	(19,429)	(34,686)	(38,788)
Loss on extinguishment of debt	-	-	(44)	(191)
Income (loss) before income taxes and discontinued operations	20,138	9,259	6,811	(5,077)
Income tax provision	(129)	-	(6,286)	-
Income (loss) from continuing operations	20,009	9,259	525	(5,077)
Income from discontinued operations	-	2,596	48,410	3,964
Net income (loss)	20,009	11,855	48,935	(1,113)
Income from consolidated joint venture attributable to non-controlling interest	(1,226)	(307)	(1,523)	(867)
Distributions to non-controlling interest	(8)	(8)	(16)	(16)
Preferred stock dividends and redemption charge	(3,510)	(7,437)	(14,413)	(14,874)
Undistributed income allocated to unvested restricted stock compensation	(126)	(47)	(264)	-
Income available (loss attributable) to common stockholders	$15,139	$4,056	$32,719	$(16,870)

Basic and diluted per share amounts:
Income (loss) from continuing operations available (attributable) to common stockholders	$0.09	$0.01	$(0.10)	$(0.18)
Income from discontinued operations	-	0.02	0.31	0.04
Basic and diluted income available (loss attributable) to common stockholders per common share	$0.09	$0.03	$0.21	$(0.14)

Basic and diluted weighted average common shares outstanding	160,843	120,029	155,987	118,728

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information – Unaudited August 5, 2013

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA
Q2 & YTD 2013/2012

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2013	2012	2013	2012

Net income (loss)	$20,009	$11,855	$48,935	$(1,113)
Operations held for investment:
Depreciation and amortization	32,175	31,305	66,191	62,187
Amortization of lease intangibles	1,028	1,028	2,056	2,056
Interest expense	17,272	19,429	34,686	38,788
Income tax provision	129	-	6,286	-
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,226)	(307)	(1,523)	(867)
Depreciation and amortization	(903)	(1,420)	(2,338)	(2,839)
Interest expense	(592)	(623)	(1,169)	(1,250)
Discontinued operations:
Depreciation and amortization	-	3,983	-	7,857
Amortization of lease intangibles	-	7	-	14
Interest expense	-	2,127	99	4,271
EBITDA	67,892	67,384	153,223	109,104

Operations held for investment:
Amortization of deferred stock compensation	1,241	896	2,316	1,842
Amortization of favorable and unfavorable contracts, net	115	-	229	-
Non-cash straightline lease expense	342	693	1,035	1,389
Capital lease obligation interest - cash ground rent	(351)	(117)	(702)	(117)
Gain on sale of assets	(5)	-	(5)	(11)
Loss on extinguishment of debt	-	-	44	191
Closing costs - completed acquisitions	690	1,339	837	1,375
Lawsuit settlement costs, net	358	255	358	158
Prior year property tax assessments, net	106	1,061	106	1,061
Non-controlling interests:
Non-cash straightline lease expense	(112)	(113)	(225)	(226)
Prior year property tax assessments	-	(265)	-	(265)
Discontinued operations:
Gain on sale of assets	-	-	(51,620)	(177)
Loss on extinguishment of debt	-	-	3,115	-
Lawsuit settlement costs reversal	-	-	-	(48)
	2,384	3,749	(44,512)	5,172

Adjusted EBITDA	$70,276	$71,133	$108,711	$114,276

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information – Unaudited August 5, 2013

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO

Q2 & YTD 2013/2012

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2013	2012	2013	2012

Net income (loss)	$20,009	$11,855	$48,935	$(1,113)
Preferred stock dividends and redemption charge	(3,510)	(7,437)	(14,413)	(14,874)
Operations held for investment:
Real estate depreciation and amortization	31,831	31,006	65,503	61,581
Amortization of lease intangibles	1,028	1,028	2,056	2,056
Gain on sale of assets	(5)	-	(5)	(11)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,226)	(307)	(1,523)	(867)
Real estate depreciation and amortization	(903)	(1,420)	(2,338)	(2,839)
Discontinued operations:
Real estate depreciation and amortization	-	3,983	-	7,857
Amortization of lease intangibles	-	7	-	14
Gain on sale of assets	-	-	(51,620)	(177)
FFO	47,224	38,715	46,595	51,627

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	115	-	229	-
Non-cash straightline lease expense	342	693	1,035	1,389
Write-off of deferred financing fees	-	3	-	3
Non-cash interest related to (gain) loss on derivatives, net	(260)	423	(417)	499
Loss on extinguishment of debt	-	-	44	191
Closing costs - completed acquisitions	690	1,339	837	1,375
Lawsuit settlement costs, net	358	255	358	158
Prior year property tax assessments, net	106	1,061	106	1,061
Income tax provision	129	-	6,286	-
Preferred stock redemption charge	130	-	4,771	-
Non-controlling interests:
Non-cash straightline lease expense	(112)	(113)	(225)	(226)
Non-cash interest related to loss on derivative	(1)	-	(1)	(1)
Prior year property tax assessments	-	(265)	-	(265)
Discontinued operations:
Loss on extinguishment of debt	-	-	3,115	-
Lawsuit settlement costs reversal	-	-	-	(48)
	1,497	3,396	16,138	4,136

Adjusted FFO	$48,721	$42,111	$62,733	$55,763

FFO per diluted share	$0.29	$0.32	$0.30	$0.43

Adjusted FFO per diluted share	$0.30	$0.35	$0.40	$0.47

Basic weighted average shares outstanding	160,843	120,029	155,987	118,728
Shares associated with unvested restricted stock awards	385	228	344	191
Diluted weighted average shares outstanding	161,228	120,257	156,331	118,919

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information – Unaudited August 5, 2013

Pro Forma Consolidated Statements of Operations

Q2 2013 - Q2 2012

	Three Months Ended (1)
(Unaudited and in thousands)	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2013	2013	2012	2012	2012
Revenues
Room	$186,200	$143,644	$175,198	$164,527	$176,021
Food and beverage	57,627	52,264	61,531	46,964	57,858
Other operating	14,356	13,470	15,314	14,602	13,930
Total revenues	258,183	209,378	252,043	226,093	247,809

Operating Expenses
Room	45,147	41,467	45,344	42,811	42,087
Food and beverage	38,057	37,353	42,002	35,268	37,544
Other expenses	89,786	85,990	91,353	84,828	87,157
Corporate overhead	7,359	6,171	5,430	6,114	7,575
Depreciation and amortization	34,203	36,400	36,724	36,765	36,161
Total operating expenses	214,552	207,381	220,853	205,786	210,524

Operating Income	43,631	1,997	31,190	20,307	37,285

Interest income and other income	788	746	829	706	761
Interest expense	(18,600)	(18,568)	(18,959)	(19,554)	(19,768)

Income (loss) before income taxes and discontinued operations	25,819	(15,825)	13,060	1,459	18,278
Income tax provision	(129)	(6,157)	(1,148)	-	-

Income (loss) from continuing operations	25,690	(21,982)	11,912	1,459	18,278
Income from discontinued operations	-	48,410	1,844	42,602	2,596
Net Income	$25,690	$26,428	$13,756	$44,061	$20,874

Adjusted EBITDA (2)	$79,313	$39,427	$69,029	$57,739	$76,400

(1)

Includes the Company’s ownership results and prior ownership results for the pro forma 27 hotel portfolio held for investment by the Company as of June 30, 2013, plus the Boston Park Plaza which was acquired in July 2013. Excludes the following: interest expense on the mortgage loan secured by the Renaissance Long Beach due to its repayment in April 2012; and interest expense and loss on extinguishment of debt on the Senior Notes due to their repayment in January 2013. Includes the 11% dividend on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(2)	Pro Forma Adjusted EBITDA reconciliations for Q2 2013 and Q2 2012 can be found in the Appendix of this supplemental package. Prior quarters reflect the adjustments included in Footnote 1 above.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information – Unaudited August 5, 2013

EARNINGS GUIDANCE FOR Q3 AND FULL YEAR 2013

EARNINGS GUIDANCE FOR Q3 AND FULL YEAR 2013	Page 16

Supplemental Financial Information – Unaudited August 5, 2013

Earnings Guidance for Q3 and FY 2013

The Company is providing guidance at this time, but does not undertake to make updates for any developments in its business or changes in the operating environment.  Achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission.  The Company’s guidance does not take into account the impact of any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, prior-year property tax assessments and/or credits, debt repurchases or unannounced financings during 2013.

For the third quarter of 2013, the Company expects:

Metric	Quarter Ended September 30, 2013 Guidance
Adjusted Comparable Hotel RevPAR	+5.0% - 7.0%
Net Income ($ millions)	$14 - $17
Adjusted EBITDA ($ millions)	$66 - $69
Adjusted FFO ($ millions)	$44 - $47
Adjusted FFO per diluted share	$0.27 - $0.29
Diluted Weighted Average Shares Outstanding	161,500,000

For the full year 2013, the Company expects:

Metric	Prior 2013 FY Guidance (1)	Current 2013 FY Guidance	Change to Prior 2013 FY Guidance Midpoint
Adjusted Comparable Hotel RevPAR	+3.0% - 5.0%	+3.0% - 5.0%	-
Net Income ($ millions)	$68 - $82	$70 - $80	-
Adjusted EBITDA ($ millions)	$233 - $247	$235 - $245	-
Adjusted FFO ($ millions)	$142 - $156	$144 - $154	-
Adjusted FFO per diluted share	$0.90 - $0.98	$0.91 - $0.97	-
Diluted Weighted Average Shares Outstanding	159,100,000	159,100,000	-

(1)  Reflects guidance presented on May 6, 2013.

EARNINGS GUIDANCE FOR Q3 AND FULL YEAR 2013	Page 17

Supplemental Financial Information – Unaudited August 5, 2013

Earnings Guidance for Q3 and FY 2013

Third quarter and full year 2013 guidance is based in part on the following assumptions:

•                  Announced transactions are included as of their actual closing date.

o                Series A preferred stock redemption – March 1, 2013.

o                Hilton New Orleans St. Charles – May 1, 2013.

o                Series C preferred stock redemption – May 31, 2013.

o                Boston Park Plaza – July 2, 2013.

•                  Full year capital investment of $110.0 million to $120.0 million.

•                  Hotel revenue disruption of approximately $10.0 million related to renovation projects completed during the first and second quarters – no renovation-related displacement is assumed during the remainder of 2013.

•                  Full year renovation-related hotel RevPAR disruption of approximately 100 to 125 basis points.

•                  Full year comparable hotel EBITDA margin expansion of approximately 25 to 100 basis points.

•                  Full year and third quarter Adjusted Comparable Hotel RevPAR and comparable hotel EBITDA margins exclude the Boston Park Plaza due to the addition of 12 rooms in September 2012, and an additional 100 rooms in January 2013.

•                  Full year corporate overhead expense (excluding stock amortization and one-time expenses related to future acquisition closing costs) of approximately $20.0 million to $21.0 million.

•                  Full year interest expense of approximately $72.0 million to $74.0 million, including $3.0 million in amortization of deferred financing fees.

•                  Full year preferred dividends of approximately $15.0 million for the Series D cumulative redeemable preferred stock, the Series A cumulative redeemable preferred stock through the March 1, 2013 redemption date and the Series C preferred stock through the May 31, 2013 redemption date.

EARNINGS GUIDANCE FOR Q3 AND FULL YEAR 2013	Page 18

Supplemental Financial Information – Unaudited August 5, 2013

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO

Q3 and FY 2013

Reconciliation of Net Income to Adjusted EBITDA

	Quarter Ended September 30, 2013		Year Ended December 31, 2013
	Low	High	Low	High

Net income	$14,300	$17,300	$70,400	$80,400
Depreciation and amortization	34,000	34,000	135,000	135,000
Amortization of lease intangibles	1,100	1,100	4,000	4,000
Interest expense	18,000	18,000	72,700	72,700
Non-controlling interests	(2,900)	(2,900)	(11,000)	(11,000)
Amortization of deferred stock compensation	1,200	1,200	4,700	4,700
Income tax provision	-	-	6,300	6,300
Capital lease obligation interest - cash ground rent	(400)	(400)	(1,400)	(1,400)
Non-cash straightline lease expense	700	700	2,800	2,800
Gain on sale of assets	-	-	(51,600)	(51,600)
Loss on extinguishment of debt	-	-	3,100	3,100
Adjusted EBITDA	$66,000	$69,000	$235,000	$245,000

Reconciliation of Net Income to Adjusted FFO

Net income	$14,300	$17,300	$70,400	$80,400
Preferred stock dividends	(2,300)	(2,300)	(15,000)	(15,000)
Real estate depreciation and amortization	33,000	33,000	133,000	133,000
Non-controlling interests	(2,400)	(2,400)	(8,800)	(8,800)
Amortization of lease intangibles	1,100	1,100	4,000	4,000
Income tax provision	-	-	6,300	6,300
Non-cash straightline lease expense	700	700	2,800	2,800
Gain on sale of assets	-	-	(51,600)	(51,600)
Loss on extinguishment of debt	-	-	3,100	3,100
Adjusted FFO	$44,400	$47,400	$144,200	$154,200

Adjusted FFO per diluted share	$0.27	$0.29	$0.91	$0.97

Diluted weighted average shares outstanding	161,500	161,500	159,100	159,100

EARNINGS GUIDANCE FOR Q3 AND FULL YEAR 2013	Page 19

Supplemental Financial Information – Unaudited August 5, 2013

CAPITALIZATION

CAPITALIZATION	Page 20

Supplemental Financial Information – Unaudited August 5, 2013

Comparative Capitalization

Q2 2013 – Q2 2012

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
(In thousands, except per share data)	2013	2013	2012	2012	2012

Common Share Price & Dividends
At the end of the quarter	$12.08	$12.31	$10.71	$11.00	$10.99
High during quarter ended	$13.09	$12.31	$10.97	$11.70	$10.99
Low during quarter ended	$11.14	$11.02	$9.34	$9.68	$9.27
Common dividends per share	$-	$-	$-	$-	$-

Common Shares & Units
Common shares outstanding (1)	162,871	162,823	158,777	136,777	136,783
Units outstanding	-	-	-	-	-
Total common shares and units outstanding	162,871	162,823	158,777	136,777	136,783

Capitalization
Market value of common equity	$1,967,482	$2,004,351	$1,700,502	$1,504,547	$1,503,245
Liquidation value of preferred equity - Series A (2)	-	-	-	176,250	176,250
Liquidation value of preferred equity - Series C (3)	-	-	100,000	100,000	100,000
Liquidation value of preferred equity - Series D	115,000	115,000	115,000	115,000	115,000
Consolidated debt (4)	1,415,370	1,300,869	1,305,392	1,395,951	1,476,428
Consolidated total capitalization	3,497,852	3,420,220	3,220,894	3,291,748	3,370,923

Non-controlling interest in consolidated debt	(58,278)	(58,481)	(58,681)	(58,878)	(59,072)
Pro rata total capitalization	$3,439,574	$3,361,739	$3,162,213	$3,232,870	$3,311,851

Consolidated debt to total capitalization	40.5%	38.0%	40.5%	42.4%	43.8%
Pro rata debt to pro rata total capitalization	39.5%	37.0%	39.4%	41.4%	42.8%
Consolidated debt and preferred equity to total capitalization	43.8%	41.4%	47.2%	54.3%	55.4%
Pro rata debt and preferred equity to total capitalization	42.8%	40.4%	46.2%	53.5%	54.6%

(1)

Reflects shares outstanding at respective dates. Common shares outstanding at December 31, 2012 includes the effects of the Company’s issuance of 22,000,000 shares in February 2013, and excludes the underwriters’ over-allotment of 3,300,000 shares.

(2)	Liquidation value of preferred equity - Series A at December 31, 2012 includes the effects of the Company’s redemption of all 7,050,000 shares of its Series A preferred stock on March 1, 2013.
(3)	Liquidation value of preferred equity - Series C at March 31, 2013 includes the effects of the Company’s redemption of all 4,102,564 shares of its Series C preferred stock on May 31, 2013.
(4)

Consolidated debt at June 30, 2013 includes $119.2 million of debt assumed in connection with the acquisition of the Boston Park Plaza in July 2013. Consolidated debt at December 31, 2012 does not include debt secured by the Kahler Grand and the commercial laundry facility, which was classified as held for sale and included in discontinued operations as of December 31, 2012 due to their sale in January 2013. It also excludes the Company’s remaining balance of $58.0 million of its exchangeable senior notes which were repurchased in January 2013. Consolidated debt at June 30, 2012 does not include debt secured by the Marriott Del Mar, which was classified as held for sale and included in discontinued operations as of June 30, 2012 due to its sale in August 2012.

CAPITALIZATION	Page 21

Supplemental Financial Information – Unaudited August 5, 2013

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	June 30, 2013	Subsequent	August 5, 2013	Balance At
Debt	Collateral	Spread	Date	Balance	Event (1)	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Marriott Houston	5.34%	5/1/2015	$21,948	$-	$21,948	$20,645
Secured Mortgage Debt	Marriott Park City	5.34%	5/1/2015	14,308	-	14,308	13,458
Secured Mortgage Debt	Marriott Philadelphia	5.34%	5/1/2015	25,924	-	25,924	24,385
Secured Mortgage Debt	Marriott Tysons Corner	5.34%	5/1/2015	42,827	-	42,827	40,285
Secured Mortgage Debt	JW Marriott New Orleans	5.45%	9/1/2015	40,148	-	40,148	38,094
Secured Mortgage Debt	Renaissance Harborplace	5.13%	1/1/2016	94,059	-	94,059	84,919
Secured Mortgage Debt	Hilton North Houston	5.66%	3/11/2016	32,059	-	32,059	30,522
Secured Mortgage Debt	Renaissance Orlando at SeaWorld®	5.52%	7/1/2016	79,145	-	79,145	72,210
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	3/1/2017	71,846	-	71,846	65,577
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	4/11/2017	176,000	-	176,000	176,000
Secured Mortgage Debt	Boston Park Plaza	4.40%	2/1/2018	-	119,173	119,173	109,607
Secured Mortgage Debt	Embassy Suites La Jolla	6.60%	6/1/2019	68,342	-	68,342	62,179
Secured Mortgage Debt	Hilton Times Square	4.97%	11/1/2020	88,984	-	88,984	75,976
Secured Mortgage Debt	Renaissance Washington DC	5.95%	5/1/2021	127,495	-	127,495	106,580
Total Fixed Rate Debt				883,085	119,173	1,002,258	920,437
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 3.25%	4/15/2016	233,112	-	233,112	223,008
Secured Mortgage Debt	Doubletree Guest Suites Times Square	L + 3.25%	10/10/2018	180,000	-	180,000	167,498
Credit Facility	Unsecured	L + 1.75% - 3.50%	11/1/2015	-	-	-	-
Total Variable Rate Debt				413,112	-	413,112	390,506

TOTAL CONSOLIDATED DEBT				$1,296,197	$119,173	$1,415,370	$1,310,943

Preferred Stock
Series D cumulative redeemable preferred		8.00%	perpetual	$115,000	$-	$115,000

Debt Statistics
% Fixed Rate Debt				68.1%		70.8%
% Floating Rate Debt				31.9%		29.2%
Average Interest Rate (2)				4.92%		4.87%
Weighted Average Maturity of Debt				4.2 years		4.1 years

(1)           Subsequent Event includes the Company’s assumption of a mortgage secured by the Boston Park Plaza,  which the Company acquired on July 2, 2013.

(2)           Average Interest Rate on variable-rate debt obligations is calculated based on the variable rates at June 30, 2013 and includes the effect of the Company’s interest rate derivative agreements.

CAPITALIZATION	Page 22

Supplemental Financial Information – Unaudited August 5, 2013

Consolidated Amortization and Debt Maturity Schedule

as of June 30, 2013

(1)	Principal payment at maturity and scheduled principal amortization as of June 30, 2013 includes $119.2 million of debt assumed in connection with the acquisition of the Boston Park Plaza in July 2013.
(2)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the June 30, 2013 pro rata total capitalization as presented on page 21.

CAPITALIZATION	Page 23

Supplemental Financial Information – Unaudited August 5, 2013

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 24

Supplemental Financial Information – Unaudited August 5, 2013

Property-Level Data

	Hotel	Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	9.20%	75%	Leasehold	2071	2011
2	Boston Park Plaza (2)	Massachusetts	Independent	1,053	8.14%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	6.24%	100%	Fee Simple		2005
4	Renaissance Orlando at SeaWorld® (3)	Florida	Marriott	781	6.04%	100%	Fee Simple		2005
5	Renaissance Harborplace	Maryland	Marriott	622	4.81%	100%	Leasehold	2085	2005
6	Renaissance Los Angeles Airport	California	Marriott	499	3.86%	100%	Fee Simple		2007
7	JW Marriott New Orleans (4)	Louisiana	Marriott	496	3.83%	100%	Leasehold	2081	2011
8	Hilton North Houston	Texas	Hilton	480	3.71%	100%	Fee Simple		2002
9	Marriott Quincy	Massachusetts	Marriott	464	3.59%	100%	Fee Simple		2007
10	Doubletree Guest Suites Times Square	New York	Hilton	460	3.56%	100%	Leasehold	2127	2011
11	Hilton Times Square	New York	Hilton	460	3.56%	100%	Leasehold	2091	2006
12	Fairmont Newport Beach	California	Fairmont	444	3.43%	100%	Leasehold	2082	2005
13	Hyatt Chicago Magnificent Mile	Illinois	Hyatt	417	3.22%	100%	Leasehold	2097	2012
14	Marriott Boston Long Wharf	Massachusetts	Marriott	412	3.18%	100%	Fee Simple		2007
15	Hyatt Regency Newport Beach	California	Hyatt	407	3.15%	100%	Leasehold	2048	2002
16	Marriott Tysons Corner	Virginia	Marriott	396	3.06%	100%	Fee Simple		2002
17	Marriott Houston	Texas	Marriott	390	3.01%	100%	Fee Simple		2002
18	Renaissance Long Beach	California	Marriott	374	2.89%	100%	Fee Simple		2005
19	Embassy Suites Chicago	Illinois	Hilton	368	2.84%	100%	Fee Simple		2002
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	357	2.76%	100%	Fee Simple		2012
21	Renaissance Westchester	New York	Marriott	347	2.68%	100%	Fee Simple		2010
22	Embassy Suites La Jolla	California	Hilton	340	2.63%	100%	Fee Simple		2006
23	Marriott Philadelphia	Pennsylvania	Marriott	289	2.23%	100%	Fee Simple		2002
24	Hilton New Orleans St. Charles	Louisiana	Hilton	250	1.93%	100%	Fee Simple		2013
25	Marriott Portland	Oregon	Marriott	249	1.92%	100%	Fee Simple		2000
26	Sheraton Cerritos	California	Sheraton	203	1.57%	100%	Leasehold	2087	2005
27	Marriott Park City	Utah	Marriott	199	1.54%	100%	Fee Simple		1999
28	Courtyard by Marriott Los Angeles	California	Marriott	185	1.43%	100%	Leasehold	2096	1999

	Total pro forma comparable portfolio			12,939	100%

(1)	Assumes the full exercise of all lease extensions.
(2)	On January 1, 2012, the Boston Park Plaza had 941 rooms. The hotel added 12 rooms in September 2012, and an additional 100 rooms in January 2013.
(3)	Reflects 100% economic interest in the Renaissance Orlando at SeaWorld®.
(4)

Hotel is subject to a ground lease that expires in 2081. In addition, it is also subject to a municipal air rights lease that matures in 2044 that applies only to certain balcony space and is not integral to the hotel operation.

PROPERTY-LEVEL DATA	Page 25

Supplemental Financial Information – Unaudited August 5, 2013

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 26

Supplemental Financial Information – Unaudited August 5, 2013

Property-Level Operating Statistics

Q2 2013/2012

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended June 30,			For the Three Months Ended June 30,			For the Three Months Ended June 30,
		2013	2012	Variance	2013	2012	Variance	2013	2012	Variance
1	Hilton San Diego Bayfront	$209.31	$213.47	-1.9%	86.2%	81.3%	6.0%	$180.43	$173.55	4.0%
2	Renaissance Washington DC	233.11	224.54	3.8%	86.1%	85.1%	1.2%	200.71	191.08	5.0%
3	Renaissance Orlando at SeaWorld ®	140.40	144.27	-2.7%	78.7%	77.9%	1.0%	110.49	112.39	-1.7%
4	Renaissance Harborplace	169.89	171.12	-0.7%	80.4%	81.6%	-1.5%	136.59	139.63	-2.2%
5	Renaissance Los Angeles Airport	116.27	119.46	-2.7%	87.0%	80.0%	8.7%	101.15	95.57	5.8%
6	JW Marriott New Orleans	186.01	188.44	-1.3%	79.3%	86.2%	-8.0%	147.51	162.44	-9.2%
7	Hilton North Houston	104.80	100.69	4.1%	86.8%	83.9%	3.5%	90.97	84.48	7.7%
8	Marriott Quincy	152.18	149.28	1.9%	79.7%	82.1%	-2.9%	121.29	122.56	-1.0%
9	Doubletree Guest Suites Times Square	382.40	364.81	4.8%	97.8%	98.8%	-1.0%	373.99	360.43	3.8%
10	Hilton Times Square (2)	331.71	318.75	4.1%	96.9%	98.3%	-1.4%	321.43	313.33	2.6%
11	Fairmont Newport Beach	141.35	129.31	9.3%	77.7%	79.6%	-2.4%	109.83	102.93	6.7%
12	Hyatt Chicago Magnificent Mile (1) (2)	211.47	172.94	22.3%	64.5%	82.7%	-22.0%	136.40	143.02	-4.6%
13	Marriott Boston Long Wharf	295.83	281.48	5.1%	89.2%	89.8%	-0.7%	263.88	252.77	4.4%
14	Hyatt Regency Newport Beach (2)	144.34	131.69	9.6%	77.1%	88.0%	-12.4%	111.29	115.89	-4.0%
15	Marriott Tysons Corner	161.47	170.25	-5.2%	73.0%	75.3%	-3.1%	117.87	128.20	-8.1%
16	Marriott Houston	109.40	97.59	12.1%	83.3%	83.5%	-0.2%	91.13	81.49	11.8%
17	Renaissance Long Beach	151.75	144.24	5.2%	80.0%	79.2%	1.0%	121.40	114.24	6.3%
18	Embassy Suites Chicago	212.58	205.73	3.3%	93.0%	87.8%	5.9%	197.70	180.63	9.4%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	198.11	184.00	7.7%	92.1%	91.8%	0.3%	182.46	168.91	8.0%
20	Renaissance Westchester (2)	143.42	136.64	5.0%	65.7%	76.5%	-14.1%	94.23	104.53	-9.9%
21	Embassy Suites La Jolla	158.74	161.08	-1.5%	86.5%	80.8%	7.1%	137.31	130.15	5.5%
22	Marriott Philadelphia	175.57	169.53	3.6%	78.6%	74.3%	5.8%	138.00	125.96	9.6%
23	Hilton New Orleans St. Charles (1)	159.03	159.07	0.0%	81.9%	84.7%	-3.3%	130.25	134.73	-3.3%
24	Marriott Portland	164.33	143.06	14.9%	89.7%	86.3%	3.9%	147.40	123.46	19.4%
25	Sheraton Cerritos	120.09	110.63	8.6%	90.3%	91.9%	-1.7%	108.44	101.67	6.7%
26	Marriott Park City	103.20	102.24	0.9%	49.5%	57.7%	-14.2%	51.08	58.99	-13.4%
27	Courtyard by Marriott Los Angeles	142.89	143.19	-0.2%	96.5%	96.7%	-0.2%	137.89	138.46	-0.4%

	Comparable Portfolio (1)	$188.89	$183.05	3.2%	83.0%	83.8%	-1.0%	$156.78	$153.40	2.2%

	Comparable Portfolio Adjusted for Change in Marriott Calendar (3)	$188.89	$182.39	3.6%	83.0%	83.8%	-1.0%	$156.78	$152.84	2.6%

(1)          Comparable Portfolio includes all 27 hotels held for investment by the Company as of June 30, 2013. Includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, and the Hilton New Orleans St. Charles acquired by the Company on May 1, 2013.

(2)          Operating statistics for the second quarter of 2013 are impacted by major room renovations at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester.

(3)          Beginning in 2013, Marriott switched from a 13-period accounting calendar to a standard 12-month calendar. Includes the 2012 Comparable Portfolio adjusted to convert the operating statistics for the Company’s ten Marriott-managed hotels from a 13-period basis as reported in 2012 to a standard 12-month calendar basis.

PROPERTY-LEVEL OPERATING STATISTICS	Page 27

Supplemental Financial Information – Unaudited August 5, 2013

Property-Level Operating Statistics

YTD Q2 2013/2012

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Six Months Ended June 30,			For the Six Months Ended June 30,			For the Six Months Ended June 30,
		2013	2012	Variance	2013	2012	Variance	2013	2012	Variance
1	Hilton San Diego Bayfront	$207.49	$212.68	-2.4%	83.4%	80.5%	3.6%	$173.05	$171.21	1.1%
2	Renaissance Washington DC	224.97	215.24	4.5%	79.8%	73.7%	8.3%	179.53	158.63	13.2%
3	Renaissance Orlando at SeaWorld ®	150.28	147.98	1.6%	80.4%	78.6%	2.3%	120.83	116.31	3.9%
4	Renaissance Harborplace	159.97	157.93	1.3%	70.9%	71.1%	-0.3%	113.42	112.29	1.0%
5	Renaissance Los Angeles Airport	114.85	117.22	-2.0%	87.5%	82.7%	5.8%	100.49	96.94	3.7%
6	JW Marriott New Orleans	198.96	185.68	7.2%	82.3%	85.2%	-3.4%	163.74	158.20	3.5%
7	Hilton North Houston	102.98	103.66	-0.7%	87.3%	81.7%	6.9%	89.90	84.69	6.2%
8	Marriott Quincy	148.53	148.20	0.2%	69.5%	70.1%	-0.9%	103.23	103.89	-0.6%
9	Doubletree Guest Suites Times Square	328.18	305.00	7.6%	97.0%	97.3%	-0.3%	318.33	296.77	7.3%
10	Hilton Times Square (2)	300.83	273.19	10.1%	81.1%	97.3%	-16.6%	243.97	265.81	-8.2%
11	Fairmont Newport Beach	141.55	131.28	7.8%	74.6%	75.0%	-0.5%	105.60	98.46	7.2%
12	Hyatt Chicago Magnificent Mile (1) (2)	167.76	145.52	15.3%	56.8%	73.9%	-23.1%	95.29	107.54	-11.4%
13	Marriott Boston Long Wharf	254.86	241.48	5.5%	84.0%	85.7%	-2.0%	214.08	206.95	3.4%
14	Hyatt Regency Newport Beach (2)	137.74	126.14	9.2%	67.3%	86.5%	-22.2%	92.70	109.11	-15.0%
15	Marriott Tysons Corner	163.59	172.25	-5.0%	65.5%	67.7%	-3.2%	107.15	116.61	-8.1%
16	Marriott Houston	106.82	99.10	7.8%	83.1%	79.9%	4.0%	88.77	79.18	12.1%
17	Renaissance Long Beach	151.06	141.54	6.7%	78.3%	77.9%	0.5%	118.28	110.26	7.3%
18	Embassy Suites Chicago	182.61	181.37	0.7%	82.8%	75.0%	10.4%	151.20	136.03	11.2%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	165.92	155.50	6.7%	82.0%	81.7%	0.4%	136.05	127.04	7.1%
20	Renaissance Westchester (2)	138.43	128.44	7.8%	56.5%	74.0%	-23.6%	78.21	95.05	-17.7%
21	Embassy Suites La Jolla	159.89	157.61	1.4%	83.7%	77.5%	8.0%	133.83	122.15	9.6%
22	Marriott Philadelphia	169.02	168.04	0.6%	69.0%	67.2%	2.7%	116.62	112.92	3.3%
23	Hilton New Orleans St. Charles (1)	168.38	167.06	0.8%	83.4%	83.4%	0.0%	140.43	139.33	0.8%
24	Marriott Portland	152.76	135.44	12.8%	79.5%	81.3%	-2.2%	121.44	110.11	10.3%
25	Sheraton Cerritos	118.69	113.00	5.0%	91.4%	91.0%	0.4%	108.48	102.83	5.5%
26	Marriott Park City	173.09	170.38	1.6%	66.0%	69.7%	-5.3%	114.24	118.75	-3.8%
27	Courtyard by Marriott Los Angeles	142.39	140.60	1.3%	95.5%	95.9%	-0.4%	135.98	134.84	0.9%

	Comparable Portfolio (1)	$179.22	$173.06	3.6%	78.7%	79.8%	-1.4%	$141.05	$138.10	2.1%

	Comparable Portfolio Adjusted for Change in Marriott Calendar (3)	$179.22	$173.01	3.6%	78.7%	79.9%	-1.5%	$141.05	$138.23	2.0%

(1)                  Comparable Portfolio includes all 27 hotels held for investment by the Company as of June 30, 2013. Includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, and the Hilton New Orleans St. Charles acquired by the Company on May 1, 2013.

(2)                  Operating statistics for the first six months of 2013 are impacted by major room renovations at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester.

(3)                  Beginning in 2013, Marriott switched from a 13-period accounting calendar to a standard 12-month calendar. Includes the 2012 Comparable Portfolio adjusted to convert the operating statistics for the Company’s ten Marriott-managed hotels from a 13-period basis as reported in 2012 to a standard 12-month calendar basis.

PROPERTY-LEVEL OPERATING STATISTICS	Page 28

Supplemental Financial Information – Unaudited August 5, 2013

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 29

Supplemental Financial Information – Unaudited August 5, 2013

Comparable Portfolio Operating Statistics by Brand
Q2 & YTD 2013/2012

		For the Three Months Ended June 30,
		2013			2012

	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott	15	80.5%	$170.60	$137.33	81.2%	$166.42	$135.13	1.6%
Hilton (1)	8	89.9%	$226.74	$203.84	87.5%	$223.11	$195.22	4.4%
Hyatt (2)	2	70.7%	$175.34	$123.97	85.3%	$152.02	$129.67	-4.4%
Other (3)	2	81.7%	$133.97	$109.45	83.5%	$122.85	$102.58	6.7%

Comparable Portfolio (4)	27	83.0%	$188.89	$156.78	83.8%	$183.05	$153.40	2.2%

Comparable Portfolio Adjusted for Change in Marriott Calendar (5)	27	83.0%	$188.89	$156.78	83.8%	$182.39	$152.84	2.6%

		For the Six Months Ended June 30,

		2013			2012
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott	15	76.9%	$167.46	$128.78	76.9%	$161.02	$123.82	4.0%
Hilton (1)	8	85.1%	$208.52	$177.45	84.1%	$205.46	$172.79	2.7%
Hyatt (2)	2	62.0%	$151.71	$94.06	80.1%	$135.23	$108.32	-13.2%
Other (3)	2	79.9%	$133.34	$106.54	80.0%	$124.76	$99.81	6.7%

Comparable Portfolio (4)	27	78.7%	$179.22	$141.05	79.8%	$173.06	$138.10	2.1%

Comparable Portfolio Adjusted for Change in Marriott Calendar (5)	27	78.7%	$179.22	$141.05	79.9%	$173.01	$138.23	2.0%

(1)	Hilton includes prior ownership results for the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, and the Hilton New Orleans St. Charles acquired on May 1, 2013.

(2)	Hyatt includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012.

(3)	Includes Fairmont and Sheraton.

(4)

Comparable Portfolio includes all 27 hotels held for investment by the Company as of June 30, 2013. Includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, and the Hilton New Orleans St. Charles acquired on May 1, 2013.

(5)

Beginning in 2013, Marriott switched from a 13-period accounting calendar to a standard 12-month calendar. Includes the 2012 Comparable Portfolio adjusted to convert the operating statistics for the Company’s ten Marriott-managed hotels from a 13-period basis as reported in 2012 to a standard 12-month calendar basis.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 30

Supplemental Financial Information – Unaudited August 5, 2013

Pro Forma Comparable Portfolio Property-Level YTD Q2 2013 EBITDA Contribution
by Brand

Fairmont
2%
Sheraton
1%
Hyatt
0%
Marriott
52%
Hilton
39%
Hilton 23.6%
Hilton Garden Inn 2.5%
Doubletree 6.8%
Embassy Suites 6.2%
Hotels 8
Rooms 3,905
Renaissance 26.5%
Marriott 18.1%
JW Marriott 5.7%
Courtyard 1.3%
Hotels 15
Rooms 6,510
Independent
6%

Note: 28 hotel pro forma comparable portfolio consolidated Hotel EBITDA for the six months ended June 30, 2013.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 31

Supplemental Financial Information – Unaudited August 5, 2013

Comparable Portfolio Operating Statistics by Region
Q2 & YTD 2013/2012

		For the Three Months Ended June 30,
		2013			2012
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California	8	84.4%	$162.29	$136.97	82.8%	$159.89	$132.39	3.5%
Other West	4	80.7%	$118.56	$95.68	80.3%	$108.51	$87.13	9.8%
Midwest (1)	3	82.3%	$207.20	$170.53	87.2%	$187.23	$163.26	4.5%
East (2)	12	82.7%	$218.00	$180.29	84.5%	$214.12	$180.93	-0.4%

Comparable Portfolio (3)	27	83.0%	$188.89	$156.78	83.8%	$183.05	$153.40	2.2%

Comparable Portfolio Adjusted for Change in Marriott Calendar (4)	27	83.0%	$188.89	$156.78	83.8%	$182.39	$152.84	2.6%

		For the Six Months Ended June 30,
		2013			2012
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California	8	81.7%	$160.50	$131.13	81.6%	$158.31	$129.18	1.5%
Other West	4	81.4%	$121.91	$99.23	79.3%	$117.32	$93.03	6.7%
Midwest (1)	3	73.1%	$172.54	$126.13	76.7%	$160.15	$122.84	2.7%
East (2)	12	77.3%	$206.38	$159.53	79.3%	$199.06	$157.85	1.1%

Comparable Portfolio (3)	27	78.7%	$179.22	$141.05	79.8%	$173.06	$138.10	2.1%

Comparable Portfolio Adjusted for Change in Marriott Calendar (4)	27	78.7%	$179.22	$141.05	79.9%	$173.01	$138.23	2.0%

(1)	Midwest includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012.
(2)	East includes prior ownership results for the Hilton New Orleans St. Charles acquired on May 1, 2013.
(3)

Comparable Portfolio includes all 27 hotels held for investment by the Company as of June 30, 2013. Includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, and the Hilton New Orleans St. Charles acquired on May 1, 2013.

(4)

Beginning in 2013, Marriott switched from a 13-period accounting calendar to a standard 12-month calendar. Includes the 2012 Comparable Portfolio adjusted to convert the operating statistics for the Company’s ten Marriott-managed hotels from a 13-period basis as reported in 2012 to a standard 12-month calendar basis.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 32

Supplemental Financial Information – Unaudited August 5, 2013

PROPERTY-LEVEL EBITDA & EBITDA MARGINS

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 33

Supplemental Financial Information – Unaudited August 5, 2013

Property-Level EBITDA
Q2 & YTD 2013/2012

	Hotels sorted by number of rooms	For the Three Months Ended June 30,			For the Six Months Ended June 30,

	(In thousands)	2013	2012		2013	2012
		Hotel EBITDA (2)	Hotel EBITDA (2)	% Change	Hotel EBITDA (2)	Hotel EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1) (4)	$11,351	$9,873	15%	$21,045	$20,749	1%
2	Boston Park Plaza	8,410	8,073	4%	7,788	7,999	-3%
3	Renaissance Washington DC	8,735	7,126	23%	14,389	9,638	49%
4	Renaissance Orlando at SeaWorld ®	4,036	4,334	-7%	9,874	9,903	0%
5	Renaissance Harborplace (4)	3,968	3,674	8%	5,071	4,410	15%
6	Renaissance Los Angeles Airport	1,207	1,085	11%	2,471	2,151	15%
7	JW Marriott New Orleans	3,013	3,391	-11%	7,532	6,311	19%
8	Hilton North Houston (4)	1,151	1,203	-4%	2,427	2,770	-12%
9	Marriott Quincy (3)	2,960	2,210	34%	3,812	2,899	31%
10	Doubletree Guest Suites Times Square (1)	6,533	6,599	-1%	8,999	8,373	7%
11	Hilton Times Square (3)	4,967	4,991	0%	4,870	6,288	-23%
12	Fairmont Newport Beach	1,476	1,246	18%	2,563	2,159	19%
13	Hyatt Chicago Magnificent Mile (3)	724	2,205	-67%	(1,175)	1,562	-175%
14	Marriott Boston Long Wharf	5,524	4,940	12%	7,933	6,506	22%
15	Hyatt Regency Newport Beach (3)	1,472	1,544	-5%	1,227	2,442	-50%
16	Marriott Tysons Corner	1,930	2,103	-8%	3,238	3,475	-7%
17	Marriott Houston (4)	1,037	1,030	1%	1,913	2,009	-5%
18	Renaissance Long Beach	1,824	1,581	15%	3,418	2,748	24%
19	Embassy Suites Chicago (3) (4)	3,254	3,549	-8%	4,041	4,049	0%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	2,836	2,571	10%	3,305	2,986	11%
21	Renaissance Westchester (3)	582	720	-19%	(396)	604	-166%
22	Embassy Suites La Jolla (4)	2,265	2,394	-5%	4,127	4,222	-2%
23	Marriott Philadelphia	1,790	1,253	43%	2,505	1,889	33%
24	Hilton New Orleans St. Charles	1,328	1,488	-11%	2,763	3,049	-9%
25	Marriott Portland	1,785	1,384	29%	2,645	2,324	14%
26	Sheraton Cerritos	870	717	21%	1,758	1,405	25%
27	Marriott Park City	(132)	(16)	-725%	1,715	1,826	-6%
28	Courtyard by Marriott Los Angeles	914	939	-3%	1,772	1,768	0%

	Pro Forma Comparable Portfolio (5)	$85,810	$82,207	4%	$131,630	$126,514	4%

(1)	Reflects 100% ownership.
(2)	Reconciliations to Net Income (Loss) provided on pages 45, 46, 48 and 49.
(3)

Hotel EBITDA for both the second quarter and six months ended June 30, 2013 is impacted by major room renovations at the following hotels: Hilton Times Square; Hyatt Chicago Magnificent Mile; Hyatt Regency Newport Beach; and Renaissance Westchester. Hotel EBITDA for both the second quarter and six months ended June 30, 2013 is also impacted by a total of $0.1 million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $(168,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); Hyatt Chicago Magnificent Mile $(223,000); and Marriott Quincy $376,000.

(4)

Hotel EBITDA for the second quarter of 2012 is impacted by a total of $0.2 million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; and Hilton San Diego Bayfront $(1,061,000). Hotel EBITDA for the first six months of 2012 is also impacted by an additional total of $0.2 million in property tax credits received at the following hotels: Hilton North Houston $56,000; Marriott Houston $43,000; and Renaissance Harborplace $106,000.

(5)

Pro Forma Comparable Portfolio for the three and six months ended June 30, 2013 and 2012 includes all 27 hotels held for investment by the Company as of June 30, 2013, plus the Boston Park Plaza acquired on July 2, 2013. Includes the Company’s ownership results, prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Boston Park Plaza acquired on July 2, 2013.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 34

Supplemental Financial Information – Unaudited August 5, 2013

Property-Level EBITDA Margins
Q2 & YTD 2013/2012

	Hotels sorted by number of rooms	For the Three Months Ended June 30,			For the Six Months Ended June 30,
		2013	2012		2013	2012
		Hotel EBITDA	Hotel EBITDA	Change in	Hotel EBITDA	Hotel EBITDA	Change in
		Margin	Margin	bps	Margin	Margin	bps
1	Hilton San Diego Bayfront (1) (3)	37.1%	32.0%	510 bps	35.3%	33.7%	160 bps
2	Boston Park Plaza	37.9%	38.2%	(30) bps	23.6%	24.7%	(110) bps
3	Renaissance Washington DC	37.6%	35.5%	210 bps	33.6%	28.5%	510 bps
4	Renaissance Orlando at SeaWorld ®	28.9%	31.5%	(260) bps	31.6%	33.7%	(210) bps
5	Renaissance Harborplace (3)	33.8%	32.5%	130 bps	25.3%	24.0%	130 bps
6	Renaissance Los Angeles Airport	19.6%	19.1%	50 bps	19.8%	19.0%	80 bps
7	JW Marriott New Orleans	35.9%	38.7%	(280) bps	39.3%	37.0%	230 bps
8	Hilton North Houston (3)	20.0%	21.3%	(130) bps	20.8%	23.9%	(310) bps
9	Marriott Quincy (3)	38.7%	31.6%	710 bps	28.9%	24.5%	440 bps
10	Doubletree Guest Suites Times Square (1)	36.4%	37.8%	(140) bps	29.0%	28.5%	50 bps
11	Hilton Times Square (2)	33.8%	34.9%	(110) bps	21.7%	25.6%	(390) bps
12	Fairmont Newport Beach	21.4%	19.4%	200 bps	19.4%	17.4%	200 bps
13	Hyatt Chicago Magnificent Mile (2) (3)	11.0%	30.9%	(1,990) bps	-12.6%	14.3%	(2,690) bps
14	Marriott Boston Long Wharf	41.2%	40.6%	60 bps	34.0%	32.0%	200 bps
15	Hyatt Regency Newport Beach (2)	18.8%	19.9%	(110) bps	9.8%	17.0%	(720) bps
16	Marriott Tysons Corner	35.2%	36.5%	(130) bps	31.7%	33.2%	(150) bps
17	Marriott Houston (3)	25.0%	26.1%	(110) bps	23.5%	25.4%	(190) bps
18	Renaissance Long Beach	30.8%	30.4%	40 bps	29.4%	27.7%	170 bps
19	Embassy Suites Chicago (3)	41.9%	50.5%	(860) bps	34.1%	37.7%	(360) bps
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	43.6%	42.4%	120 bps	33.8%	32.5%	130 bps
21	Renaissance Westchester (2)	12.5%	13.5%	(100) bps	-5.3%	6.5%	(1,180) bps
22	Embassy Suites La Jolla (3)	44.5%	49.7%	(520) bps	42.1%	45.6%	(350) bps
23	Marriott Philadelphia	33.5%	26.8%	670 bps	26.4%	21.9%	450 bps
24	Hilton New Orleans St. Charles	40.3%	44.9%	(460) bps	39.6%	44.5%	(490) bps
25	Marriott Portland	45.2%	40.7%	450 bps	40.1%	37.6%	250 bps
26	Sheraton Cerritos	27.5%	24.2%	330 bps	27.6%	23.8%	380 bps
27	Marriott Park City	-10.0%	-1.0%	(900) bps	30.5%	31.3%	(80) bps
28	Courtyard by Marriott Los Angeles	32.8%	34.0%	(120) bps	32.6%	32.8%	(20) bps

	Pro Forma Comparable Portfolio (4)	33.5%	33.4%	10 bps	28.3%	28.4%	(10) bps

	Comparable Portfolio (5)	33.0%	32.9%	10 bps	28.7%	28.7%	- bps

	Adjusted Comparable Portfolio (3)	33.1%	33.0%	10 bps	28.7%	28.7%	- bps

	Adjusted Comparable Portfolio without renovation hotels (2)	34.7%	33.9%	80 bps	31.4%	30.5%	90 bps

(1)	Reflects 100% ownership.
(2)

Hotel EBITDA for the three and six months ended June 30, 2013 is impacted by major room renovations at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester. Excluding these four hotels, EBITDA margins for our Adjusted Comparable Portfolio would have been 34.7% and 33.9% for the three months ended June 30, 2013 and 2012, respectively, and 31.4% and 30.5% for the six months ended June 30, 2013 and 2012, respectively.

(3)

Hotel EBITDA for both the second quarter and six months ended June 30, 2013 is impacted by a total of $0.1 million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $(168,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); Hyatt Chicago Magnificent Mile $(223,000); and Marriott Quincy $376,000. Hotel EBITDA for the second quarter of 2012 is impacted by a total of $0.2 million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; and Hilton San Diego Bayfront $(1,061,000). Hotel EBITDA for the first six months of 2012 is also impacted by an additional total of $0.2 million in property tax credits received at the following hotels: Hilton North Houston $56,000; Marriott Houston $43,000; and Renaissance Harborplace $106,000. Without these (assessments) and credits, Comparable Portfolio EBITDA margin would have been 33.1% and 33.0% for the three months ended June 30, 2013 and 2012, respectively, and 28.7% for both the six months ended June 30, 2013 and 2012.

(4)

Pro Forma Comparable Portfolio for the three and six months ended June 30, 2013 and 2012 includes all 27 hotels held for investment by the Company as of June 30, 2013, plus the Boston Park Plaza acquired on July 2, 2013. Includes the Company’s ownership results, prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Boston Park Plaza acquired on July 2, 2013.

(5)

Comparable Portfolio for both the three and six months ended June 30, 2013 and 2012 includes all 27 hotels held for investment by the Company as of June 30, 2013. Includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, and the Hilton New Orleans St. Charles acquired by the Company on May 2, 2013.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 35

Supplemental Financial Information – Unaudited August 5, 2013

APPENDIX

APPENDIX	Page 36

Supplemental Financial Information – Unaudited August 5, 2013

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q2 2013

	Three Months Ended June 30, 2013
		Acquisition:	Acquisition:	Redemption:
		Hilton	Boston	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	New Orleans (2)	Park Plaza (3)	Stock (4)	Forma (5)

Net income	$20,009	$448	$5,233	$-	$25,690
Operations held for investment:
Depreciation and amortization	32,175	179	1,849	-	34,203
Amortization of lease intangibles	1,028	-	-	-	1,028
Interest expense	17,272	-	1,328	-	18,600
Income tax provision	129	-	-	-	129
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,226)	-	-	-	(1,226)
Depreciation and amortization	(903)	-	-	-	(903)
Interest expense	(592)	-	-	-	(592)
EBITDA	67,892	627	8,410	-	76,929

Operations held for investment:
Amortization of deferred stock compensation	1,241	-	-	-	1,241
Amortization of favorable and unfavorable contracts, net	115	-	-	-	115
Non-cash straightline lease expense	342	-	-	-	342
Capital lease obligation interest - cash ground rent	(351)	-	-	-	(351)
Gain on sale of assets	(5)	-	-	-	(5)
Closing costs - completed acquisitions	690	-	-	-	690
Lawsuit settlement costs	358	-	-	-	358
Prior year property tax assessments, net	106	-	-	-	106
Non-controlling interests:
Non-cash straightline lease expense	(112)	-	-	-	(112)
	2,384	-	-	-	2,384

Adjusted EBITDA	$70,276	$627	$8,410	$-	$79,313

*Footnotes on following page

APPENDIX	Page 37

Supplemental Financial Information – Unaudited August 5, 2013

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO

Q2 2013

	Three Months Ended June 30, 2013
		Acquisition:	Acquisition:	Redemption:
		Hilton	Boston	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	New Orleans (2)	Park Plaza (3)	Stock (4)	Forma (5)

Net income	$20,009	$448	$5,233	$-	$25,690
Preferred stock dividends and redemption charge	(3,510)	-	-	1,210	(2,300)
Operations held for investment:
Real estate depreciation and amortization	31,831	179	1,849	-	33,859
Amortization of lease intangibles	1,028	-	-	-	1,028
Gain on sale of assets	(5)	-	-	-	(5)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,226)	-	-	-	(1,226)
Real estate depreciation and amortization	(903)	-	-	-	(903)
FFO	47,224	627	7,082	1,210	56,143

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	115	-	-	-	115
Non-cash straightline lease expense	342	-	-	-	342
Non-cash interest related to gain on derivatives, net	(260)	-	-	-	(260)
Closing costs - completed acquisitions	690	-	-	-	690
Lawsuit settlement costs	358	-	-	-	358
Prior year property tax assessments, net	106	-	-	-	106
Income tax provision	129	-	-	-	129
Preferred stock redemption charge	130	-	-	(130)	-
Non-controlling interests:
Non-cash straightline lease expense	(112)	-	-	-	(112)
Non-cash interest related to loss on derivative	(1)	-	-	-	(1)
	1,497	-	-	(130)	1,367

Adjusted FFO	$48,721	$627	$7,082	$1,080	$57,510

FFO per diluted share	$0.29				$0.35

Adjusted FFO per diluted share	$0.30				$0.36

Basic weighted average shares outstanding	160,843				160,843
Shares associated with unvested restricted stock awards	385				385
Diluted weighted average shares outstanding	161,228				161,228

(1) Actual represents the Company’s ownership results for the 27 hotels in which the Company has interests as of June 30, 2013.

(2) Acquisition: Hilton New Orleans St. Charles represents prior ownership results for the hotel which was acquired by the Company on May 1, 2013, adjusted for the Company’s pro forma depreciation expense.

(3) Acquisition: Boston Park Plaza represents prior ownership results for the hotel which was acquired by the Company on July 2, 2013, adjusted for the Company’s pro forma depreciation and interest expense.

(4) Redemption: Series C Preferred Stock represents the dividends paid, as well as the redemption charge incurred, by the Company on the 4,102,564 shares of its 6.45% cumulative convertible redeemable preferred stock redeemed by the Company in May 2013.

(5) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 28 hotel portfolio, as well as the effects of the Series C Preferred Stock redemption in May 2013.

APPENDIX	Page 38

Supplemental Financial Information – Unaudited August 5, 2013

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q2 2012

	Three Months Ended June 30, 2012
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Repayment:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hyatt	Hilton Garden Inn	Hilton	Boston	Debt &	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	New Orleans (5)	Park Plaza (6)	Senior Notes (7)	Equity (8)	Stock (9)	Stock (10)	Stock (11)	Forma (12)

Net income	$11,855	$(2,596)	$(202)	$1,462	$953	$4,896	$1,223	$687	$-	$-	$-	$18,278
Operations held for investment:
Depreciation and amortization	31,305	-	1,363	1,109	535	1,849	-	-	-	-	-	36,161
Amortization of lease intangibles	1,028	-	-	-	-	-	-	-	-	-	-	1,028
Interest expense	19,429	-	234	-	-	1,328	(1,223)	-	-	-	-	19,768
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(307)	-	-	-	-	-	-	-	-	-	-	(307)
Depreciation and amortization	(1,420)	-	-	-	-	-	-	-	-	-	-	(1,420)
Interest expense	(623)	-	-	-	-	-	-	-	-	-	-	(623)
Discontinued operations:
Depreciation and amortization	3,983	(3,983)	-	-	-	-	-	-	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-	-	-	-	-	-	-
Interest expense	2,127	(2,127)	-	-	-	-	-	-	-	-	-	-
EBITDA	67,384	(8,713)	1,395	2,571	1,488	8,073	-	687	-	-	-	72,885

Operations held for investment:
Amortization of deferred stock compensation	896	-	-	-	-	-	-	-	-	-	-	896
Non-cash straightline lease expense	693	-	-	-	-	-	-	-	-	-	-	693
Capital lease obligation interest - cash ground rent	(117)	-	(234)	-	-	-	-	-	-	-	-	(351)
Closing costs - completed acquisitions	1,339	-	-	-	-	-	-	-	-	-	-	1,339
Lawsuit settlement costs	255	-	-	-	-	-	-	-	-	-	-	255
Prior year property tax adjustment	1,061	-	-	-	-	-	-	-	-	-	-	1,061
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	-	-	-	-	-	-	-	(113)
Prior year property tax adjustment	(265)	-	-	-	-	-	-	-	-	-	-	(265)
	3,749	-	(234)	-	-	-	-	-	-	-	-	3,515

Adjusted EBITDA	$71,133	$(8,713)	$1,161	$2,571	$1,488	$8,073	$-	$687	$-	$-	$-	$76,400

*Footnotes on following page

APPENDIX	Page 39

Supplemental Financial Information – Unaudited August 5, 2013

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO

Q2 2012

	Three Months Ended June 30, 2012
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Repayment:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hyatt	Hilton Garden Inn	Hilton	Boston	Debt &	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	New Orleans (5)	Park Plaza (6)	Senior Notes (7)	Equity (8)	Stock (9)	Stock (10)	Stock (11)	Forma (12)

Net income	$11,855	$(2,596)	$(202)	$1,462	$953	$4,896	$1,223	$687	$-	$-	$-	$18,278
Preferred stock dividends	(7,437)	-	-	-	-	-	-	-	-	3,525	1,612	(2,300)
Operations held for investment:
Real estate depreciation and amortization	31,006	-	1,363	1,109	535	1,849	-	-	-	-	-	35,862
Amortization of lease intangibles	1,028	-	-	-	-	-	-	-	-	-	-	1,028
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(307)	-	-	-	-	-	-	-	-	-	-	(307)
Real estate depreciation and amortization	(1,420)	-	-	-	-	-	-	-	-	-	-	(1,420)
Discontinued operations:
Real estate depreciation and amortization	3,983	(3,983)	-	-	-	-	-	-	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-	-	-	-	-	-	-
FFO	38,715	(6,586)	1,161	2,571	1,488	6,745	1,223	687	-	3,525	1,612	51,141

Operations held for investment:
Non-cash straightline lease expense	693	-	-	-	-	-	-	-	-	-	-	693
Write-off of deferred financing fees	3	-	-	-	-	-	(3)	-	-	-	-	-
Non-cash interest related to loss on derivatives	423	-	-	-	-	-	-	-	-	-	-	423
Closing costs - completed acquisitions	1,339	-	-	-	-	-	-	-	-	-	-	1,339
Lawsuit settlement costs	255	-	-	-	-	-	-	-	-	-	-	255
Prior year property tax adjustment	1,061	-	-	-	-	-	-	-	-	-	-	1,061
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	-	-	-	-	-	-	-	(113)
Prior year property tax adjustment	(265)	-	-	-	-	-	-	-	-	-	-	(265)
	3,396	-	-	-	-	-	(3)	-	-	-	-	3,393

Adjusted FFO	$42,111	$(6,586)	$1,161	$2,571	$1,488	$6,745	$1,220	$687	$-	$3,525	$1,612	$54,534

FFO per diluted share	$0.32											$0.32

Adjusted FFO per diluted share	$0.35											$0.34

Basic weighted average shares outstanding	120,029								40,478			160,507
Shares associated with unvested restricted stock awards	228								-			228
Diluted weighted average shares outstanding	120,257								40,478			160,735

(1) Actual represents the Company’s ownership results for the 33 hotels in which the Company had interests as of June 30, 2012.   In accordance with the June 30, 2013 presentation, 25 hotels are classified as held for investment and eight have been reclassified as discontinued operations.

(2) Discontinued Operations  represents the ownership results for the Marriott Del Mar which was sold in August 2012, along with the Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012.

      It also includes the ownership results for the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility which were sold in January 2013.

(3) Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(4) Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense.

(5) Acquisition: Hilton New Orleans St. Charles represents prior ownership results for the hotel which was acquired by the Company on May 1, 2013, adjusted for the Company’s pro forma depreciation expense.

(6) Acquisition: Boston Park Plaza represents prior ownership results for the hotel which the Company acquired on July 2, 2013, adjusted for the Company’s pro forma depreciation and interest expense.

(7) Repayment: Debt & Senior Notes represents interest, deferred finance fee amortization and deferred finance fees written off on the $32.2 million non-recourse mortgage secured by the Renaissance Long Beach, which was repaid in April 2012, along with interest, accretion of discount and deferred finance fee amortization related to the Company’s repurchase of the remaining $58.0 million balance of its 4.6% Exchangeable Senior Notes in January 2013.

(8) Investment: Preferred Equity represents the 11% dividend  on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(9) Issuance: Common Stock represents the 5,454,164 shares issued to the seller of the Hyatt Chicago Magnificent Mile in June 2012, along with the 12,143,273 shares  and  the 25,300,000 shares issued by the Company in connection with a common stock offering in June 2012 and  February 2013, respectively.

(10) Redemption: Series A Preferred Stock represents the dividends paid by the Company on the 7,050,000 shares of its 8.0% cumulative redeemable preferred stock redeemed by the Company in March 2013.

(11) Redemption: Series C Preferred Stock represents the dividends paid by the Company on the 4,102,564 shares of its 6.45% cumulative convertible redeemable preferred stock redeemed by the Company in May 2013.

(12) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 28 hotel portfolio, as well as the effects of the repayment of debt in April 2012, the Exchangeable Senior Note repurchase in January 2013, the common stock issuances in June 2012 and February 2013, the Preferred Equity Investment in January 2013, along with the  Series A and Series C Preferred Stock redemptions in March 2013 and May 2013, respectively.

APPENDIX	Page 40

Supplemental Financial Information – Unaudited August 5, 2013

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

YTD Q2 2013

	Six Months Ended June 30, 2013
			Acquisition:	Acquisition:	Repurchase:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hilton	Boston	Exchangeable	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	New Orleans (3)	Park Plaza (4)	Senior Notes (5)	Equity (6)	Stock (7)	Stock (8)	Stock (9)	Forma (10)

Net income	$48,935	$(48,410)	$1,348	$1,443	$209	$183	$-	$-	$-	$3,708
Operations held for investment:
Depreciation and amortization	66,191	-	714	3,698	-	-	-	-	-	70,603
Amortization of lease intangibles	2,056	-	-	-	-	-	-	-	-	2,056
Interest expense	34,686	-	-	2,647	(165)	-	-	-	-	37,168
Income tax provision	6,286	-	-	-	-	-	-	-	-	6,286
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,523)	-	-	-	-	-	-	-	-	(1,523)
Depreciation and amortization	(2,338)	-	-	-	-	-	-	-	-	(2,338)
Interest expense	(1,169)	-	-	-	-	-	-	-	-	(1,169)
Discontinued operations:
Interest expense	99	(99)	-	-	-	-	-	-	-	-
EBITDA	153,223	(48,509)	2,062	7,788	44	183	-	-	-	114,791

Operations held for investment:
Amortization of deferred stock compensation	2,316	-	-	-	-	-	-	-	-	2,316
Amortization of favorable and unfavorable contracts, net	229	-	-	-	-	-	-	-	-	229
Non-cash straightline lease expense	1,035	-	-	-	-	-	-	-	-	1,035
Capital lease obligation interest - cash ground rent	(702)	-	-	-	-	-	-	-	-	(702)
Gain on sale of assets	(5)	-	-	-	-	-	-	-	-	(5)
Loss on extinguishment of debt	44	-	-	-	(44)	-	-	-	-	-
Closing costs - completed acquisitions	837	-	-	-	-	-	-	-	-	837
Lawsuit settlement costs	358	-	-	-	-	-	-	-	-	358
Prior year property tax assessments, net	106	-	-	-	-	-	-	-	-	106
Non-controlling interests:
Non-cash straightline lease expense	(225)	-	-	-	-	-	-	-	-	(225)
Discontinued operations:
Gain on sale of assets	(51,620)	51,620	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	3,115	(3,115)	-	-	-	-	-	-	-	-
	(44,512)	48,505	-	-	(44)	-	-	-	-	3,949

Adjusted EBITDA	$108,711	$(4)	$2,062	$7,788	$-	$183	$-	$-	$-	$118,740

*Footnotes on following page

APPENDIX	Page 41

Supplemental Financial Information – Unaudited August 5, 2013

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO

YTD Q2 2013

	Six Months Ended June 30, 2013
			Acquisition:	Acquisition:	Repurchase:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hilton	Boston	Exchangeable	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	New Orleans (3)	Park Plaza (4)	Senior Notes (5)	Equity (6)	Stock (7)	Stock (8)	Stock (9)	Forma (10)

Net income	$48,935	$(48,410)	$1,348	$1,443	$209	$183	$-	$-	$-	$3,708
Preferred stock dividends and redemption charge	(14,413)	-	-	-	-	-	-	6,991	2,822	(4,600)
Operations held for investment:
Real estate depreciation and amortization	65,503	-	714	3,698	-	-	-	-	-	69,915
Amortization of lease intangibles	2,056	-	-	-	-	-	-	-	-	2,056
Gain on sale of assets	(5)	-	-	-	-	-	-	-	-	(5)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,523)	-	-	-	-	-	-	-	-	(1,523)
Real estate depreciation and amortization	(2,338)	-	-	-	-	-	-	-	-	(2,338)
Discontinued operations:
Gain on sale of assets	(51,620)	51,620	-	-	-	-	-	-	-	-
FFO	46,595	3,210	2,062	5,141	209	183	-	6,991	2,822	67,213

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	229	-	-	-	-	-	-	-	-	229
Non-cash straightline lease expense	1,035	-	-	-	-	-	-	-	-	1,035
Non-cash interest related to gain on derivatives, net	(417)	-	-	-	-	-	-	-	-	(417)
Loss on extinguishment of debt	44	-	-	-	(44)	-	-	-	-	-
Closing costs - completed acquisitions	837	-	-	-	-	-	-	-	-	837
Lawsuit settlement costs	358	-	-	-	-	-	-	-	-	358
Prior year property tax assessments, net	106	-	-	-	-	-	-	-	-	106
Income tax provision	6,286	-	-	-	-	-	-	-	-	6,286
Preferred stock redemption charge	4,771	-	-	-	-	-	-	(4,641)	(130)	-
Non-controlling interests:
Non-cash straightline lease expense	(225)	-	-	-	-	-	-	-	-	(225)
Non-cash interest related to loss on derivative	(1)	-	-	-	-	-	-	-	-	(1)
Discontinued operations:
Loss on extinguishment of debt	3,115	(3,115)	-	-	-	-	-	-	-	-
	16,138	(3,115)	-	-	(44)	-	-	(4,641)	(130)	8,208

Adjusted FFO	$62,733	$95	$2,062	$5,141	$165	$183	$-	$2,350	$2,692	$75,421

FFO per diluted share	$0.30									$0.42

Adjusted FFO per diluted share	$0.40									$0.47

Basic weighted average shares outstanding	155,987						4,771			160,758
Shares associated with unvested restricted stock awards	344						-			344
Diluted weighted average shares outstanding	156,331						4,771			161,102

(1) Actual represents the Company’s ownership results for the 27 hotels in which the Company has interests as of June 30, 2013.

(2) Discontinued Operations  represents the ownership results for the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility which were sold in January 2013.

(3) Acquisition: Hilton New Orleans St. Charles represents prior ownership results for the hotel which was acquired by the Company on May 1, 2013, adjusted for the Company’s pro forma depreciation expense.

(4) Acquisition: Boston Park Plaza represents prior ownership results for the hotel which was acquired by the Company on July 2, 2013, adjusted for the Company’s pro forma depreciation and interest expense.

(5) Repurchase: Exchangeable Senior Notes represents interest, accretion of discount, deferred finance fee amortization and loss on extinguishment of debt related to the Company’s repurchase of the remaining $58.0 million balance of its 4.6% Exchangeable Senior Notes in January 2013.

(6) Investment: Preferred Equity represents the 11% dividend  on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(7) Issuance: Common Stock represents the 25,300,000 shares issued by the Company in connection with a common stock offering in February 2013.

(8) Redemption: Series A Preferred Stock represents the dividends paid, as well as the redemption charge incurred, by the Company on the 7,050,000 shares of its 8.0% cumulative redeemable preferred stock redeemed by the Company in March 2013.

(9) Redemption: Series C Preferred Stock represents the dividends paid, as well as the redemption charge incurred, by the Company on the 4,102,564 shares of its 6.45% cumulative convertible redeemable preferred stock redeemed by the Company in May 2013.

(10) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 28 hotel portfolio, as well as the effects of the  Exchangeable Senior Note repurchase and Preferred Equity Investment  in January 2013, the common stock issuance in February 2013, along with the Series A and Series C Preferred Stock redemptions in March 2013 and May 2013, respectively.

APPENDIX	Page 42

Supplemental Financial Information – Unaudited August 5, 2013

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

YTD Q2 2012

	Six Months Ended June 30, 2012
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Repayment:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hyatt	Hilton Garden Inn	Hilton	Boston	Debt &	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	New Orleans (5)	Park Plaza (6)	Senior Notes (7)	Equity (8)	Stock (9)	Stock (10)	Stock (11)	Forma (12)

Net income (loss)	$(1,113)	$(3,964)	$(2,795)	$768	$1,979	$1,654	$2,945	$1,375	$-	$-	$-	$849
Operations held for investment:
Depreciation and amortization	62,187	-	3,313	2,218	1,070	3,698	-	-	-	-	-	72,486
Amortization of lease intangibles	2,056	-	-	-	-	-	-	-	-	-	-	2,056
Interest expense	38,788	-	585	-	-	2,647	(2,754)	-	-	-	-	39,266
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(867)	-	-	-	-	-	-	-	-	-	-	(867)
Depreciation and amortization	(2,839)	-	-	-	-	-	-	-	-	-	-	(2,839)
Interest expense	(1,250)	-	-	-	-	-	-	-	-	-	-	(1,250)
Discontinued operations:
Depreciation and amortization	7,857	(7,857)	-	-	-	-	-	-	-	-	-	-
Amortization of lease intangibles	14	(14)	-	-	-	-	-	-	-	-	-	-
Interest expense	4,271	(4,271)	-	-	-	-	-	-	-	-	-	-
EBITDA	109,104	(16,106)	1,103	2,986	3,049	7,999	191	1,375	-	-	-	109,701

Operations held for investment:
Amortization of deferred stock compensation	1,842	-	-	-	-	-	-	-	-	-	-	1,842
Non-cash straightline lease expense	1,389	-	-	-	-	-	-	-	-	-	-	1,389
Capital lease obligation interest - cash ground rent	(117)	-	(585)	-	-	-	-	-	-	-	-	(702)
Gain on sale of assets	(11)	-	-	-	-	-	-	-	-	-	-	(11)
Loss on extinguishment of debt	191	-	-	-	-	-	(191)	-	-	-	-	-
Closing costs - completed acquisitions	1,375	-	-	-	-	-	-	-	-	-	-	1,375
Lawsuit settlement costs, net	158	-	-	-	-	-	-	-	-	-	-	158
Prior year property tax adjustment	1,061	-	-	-	-	-	-	-	-	-	-	1,061
Non-controlling interests:
Non-cash straightline lease expense	(226)	-	-	-	-	-	-	-	-	-	-	(226)
Prior year property tax adjustment	(265)	-	-	-	-	-	-	-	-	-	-	(265)
Discontinued operations:
Gain on sale of assets	(177)	177	-	-	-	-	-	-	-	-	-	-
Lawsuit settlement reversal of costs	(48)	48	-	-	-	-	-	-	-	-	-	-
	5,172	225	(585)	-	-	-	(191)	-	-	-	-	4,621

Adjusted EBITDA	$114,276	$(15,881)	$518	$2,986	$3,049	$7,999	$-	$1,375	$-	$-	$-	$114,322

*Footnotes on following page

APPENDIX	Page 43

Supplemental Financial Information – Unaudited August 5, 2013

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO

YTD Q2 2012

	Six Months Ended June 30, 2012
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Repayment:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hyatt	Hilton Garden Inn	Hilton	Boston	Debt &	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	New Orleans (5)	Park Plaza (6)	Senior Notes (7)	Equity (8)	Stock (9)	Stock (10)	Stock (11)	Forma (12)

Net income (loss)	$(1,113)	$(3,964)	$(2,795)	$768	$1,979	$1,654	$2,945	$1,375	$-	$-	$-	$849
Preferred stock dividends	(14,874)	-	-	-	-	-	-	-	-	7,050	3,224	(4,600)
Operations held for investment:
Real estate depreciation and amortization	61,581	-	3,313	2,218	1,070	3,698	-	-	-	-	-	71,880
Amortization of lease intangibles	2,056	-	-	-	-	-	-	-	-	-	-	2,056
Gain on sale of assets	(11)	-	-	-	-	-	-	-	-	-	-	(11)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(867)	-	-	-	-	-	-	-	-	-	-	(867)
Real estate depreciation and amortization	(2,839)	-	-	-	-	-	-	-	-	-	-	(2,839)
Discontinued operations:
Real estate depreciation and amortization	7,857	(7,857)	-	-	-	-	-	-	-	-	-	-
Amortization of lease intangibles	14	(14)	-	-	-	-	-	-	-	-	-	-
Gain on sale of assets	(177)
FFO	51,627	(11,835)	518	2,986	3,049	5,352	2,945	1,375	-	7,050	3,224	66,468

Operations held for investment:
Non-cash straightline lease expense	1,389	-	-	-	-	-	-	-	-	-	-	1,389
Write-off of deferred financing fees	3	-	-	-	-	-	(3)	-	-	-	-	-
Non-cash interest related to loss on derivatives	499	-	-	-	-	-	-	-	-	-	-	499
Loss on extinguishment of debt	191
Closing costs - completed acquisitions	1,375	-	-	-	-	-	-	-	-	-	-	1,375
Lawsuit settlement costs, net	158	-	-	-	-	-	-	-	-	-	-	158
Prior year property tax adjustment	1,061	-	-	-	-	-	-	-	-	-	-	1,061
Non-controlling interests:
Non-cash straightline lease expense	(226)	-	-	-	-	-	-	-	-	-	-	(226)
Non-cash interest related to loss on derivative	(1)											(1)
Prior year property tax adjustment	(265)	-	-	-	-	-	-	-	-	-	-	(265)
Discontinued operations:
Lawsuit settlement reversal of costs	(48)	48	-	-	-	-	-	-	-	-	-	-
	4,136	48	-	-	-	-	(3)	-	-	-	-	3,990

Adjusted FFO	$55,763	$(11,787)	$518	$2,986	$3,049	$5,352	$2,942	$1,375	$-	$7,050	$3,224	$70,458

FFO per diluted share	$0.43											$0.41

Adjusted FFO per diluted share	$0.47											$0.44

Basic weighted average shares outstanding	118,728								41,688			160,416
Shares associated with unvested restricted stock awards	191								-			191
Diluted weighted average shares outstanding	118,919								41,688			160,607

(1) Actual represents the Company’s ownership results for the 33 hotels in which the Company had interests as of June 30, 2012.   In accordance with the June 30, 2013 presentation, 25 hotels are classified as held for investment and eight have been reclassified as discontinued operations.

(2) Discontinued Operations  represents the final distribution of proceeds on a subordinate note held by the Company prior to the purchase of the Royal Palm Miami Beach, along with reimbursements for expenses related to the Royal Palm Miami Beach which was sold in April 2011, plus the ownership results for the Marriott Del Mar which was sold in August 2012, along with the Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012.

It also includes the ownership results for the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility which were sold in January 2013.

(3) Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(4) Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense.

(5) Acquisition: Hilton New Orleans St. Charles represents prior ownership results for the hotel which was acquired by the Company on May 1, 2013, adjusted for the Company’s pro forma depreciation expense.

(6) Acquisition: Boston Park Plaza represents prior ownership results for the hotel which the Company acquired on July 2, 2013, adjusted for the Company’s pro forma depreciation and interest expense.

(7) Repayment: Debt & Senior Notes represents interest, deferred finance fee amortization and deferred finance fees written off on the $32.2 million non-recourse mortgage secured by the Renaissance Long Beach, which was repaid in April 2012, along with interest, accretion of discount, deferred finance fee amortization and loss on extinguishment of debt related to the Company’s repurchase of $4.5 million of its 4.6% Exchangeable Senior Notes in February 2012 and the remaining $58.0 million balance in January 2013.

(8) Investment: Preferred Equity represents the 11% dividend  on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(9) Issuance: Common Stock represents the 5,454,164 shares issued to the seller of the Hyatt Chicago Magnificent Mile in June 2012, along with the 12,143,273 shares  and  the 25,300,000 shares issued by the Company in connection with a common stock offering in June 2012 and  February 2013, respectively.

(10) Redemption: Series A Preferred Stock represents the dividends paid by the Company on the 7,050,000 shares of its 8.0% cumulative redeemable preferred stock redeemed by the Company in March 2013.

(11) Redemption: Series C Preferred Stock represents the dividends paid by the Company on the 4,102,564 shares of its 6.45% cumulative convertible redeemable preferred stock redeemed by the Company in May 2013.

(12) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 28 hotel portfolio, as well as the effects of the repayment of debt in April 2012, the Exchangeable Senior Note repurchases in February 2012 and January 2013, the common stock issuances in June 2012 and February 2013, the Preferred Equity Investment in January 2013, along with the Series A and Series C Preferred Stock redemptions in March 2013 and May 2013, respectively.

APPENDIX	Page 44

Supplemental Financial Information – Unaudited August 5, 2013

Property-Level EBITDA Reconciliation

Q2 2013

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2013
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$30,614	$4,923	$450	$3,609	$2,369	$11,351	37.1%
2	Boston Park Plaza	22,199	5,233	-	1,849	1,328	8,410	37.9%
3	Renaissance Washington DC	23,228	4,319	-	2,493	1,923	8,735	37.6%
4	Renaissance Orlando at SeaWorld ®	13,949	1,094	-	1,830	1,112	4,036	28.9%
5	Renaissance Harborplace	11,754	936	-	1,788	1,244	3,968	33.8%
6	Renaissance Los Angeles Airport	6,161	454	-	753	-	1,207	19.6%
7	JW Marriott New Orleans	8,397	1,335	1	1,333	344	3,013	35.9%
8	Hilton North Houston	5,761	(264)	-	906	509	1,151	20.0%
9	Marriott Quincy (3)	7,654	1,821	-	1,139	-	2,960	38.7%
10	Doubletree Guest Suites Times Square (1)	17,958	1,783	997	2,023	1,730	6,533	36.4%
11	Hilton Times Square (3)	14,698	1,302	(78)	2,507	1,236	4,967	33.8%
12	Fairmont Newport Beach	6,901	232	-	1,244	-	1,476	21.4%
13	Hyatt Chicago Magnificent Mile (3)	6,573	(1,150)	-	1,523	351	724	11.0%
14	Marriott Boston Long Wharf	13,416	941	-	2,097	2,486	5,524	41.2%
15	Hyatt Regency Newport Beach (3)	7,819	698	-	774	-	1,472	18.8%
16	Marriott Tysons Corner	5,484	550	-	794	586	1,930	35.2%
17	Marriott Houston	4,145	173	-	563	301	1,037	25.0%
18	Renaissance Long Beach	5,916	1,222	-	602	-	1,824	30.8%
19	Embassy Suites Chicago (3)	7,760	1,318	-	914	1,022	3,254	41.9%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	6,500	1,682	-	1,154	-	2,836	43.6%
21	Renaissance Westchester (3)	4,671	7	-	575	-	582	12.5%
22	Embassy Suites La Jolla	5,091	245	-	888	1,132	2,265	44.5%
23	Marriott Philadelphia	5,345	968	-	466	356	1,790	33.5%
24	Hilton New Orleans St. Charles	3,293	793	-	535	-	1,328	40.3%
25	Marriott Portland	3,946	1,370	-	415	-	1,785	45.2%
26	Sheraton Cerritos	3,159	459	-	411	-	870	27.5%
27	Marriott Park City	1,320	(692)	-	363	197	(132)	-10.0%
28	Courtyard by Marriott Los Angeles	2,783	605	-	309	-	914	32.8%

	Pro Forma Comparable Portfolio (4)	256,495	32,357	1,370	33,857	18,226	85,810	33.5%

	Prior Ownership Results (5)
	Hilton New Orleans St. Charles	1,346	448	-	179	-	627	46.6%
	Boston Park Plaza	22,199	5,233	-	1,849	1,328	8,410	37.9%

	Actual Portfolio	$232,950	$26,676	$1,370	$31,829	$16,898	$76,773	33.0%

	*Footnotes on page 47.

APPENDIX	Page 45

Supplemental Financial Information – Unaudited August 5, 2013

Property-Level EBITDA Reconciliation

Q2 2012

Hotels sorted by number of rooms		For the Three Months Ended June 30, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (6)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$30,860	$1,250	$450	$5,683	$2,490	$9,873	32.0%
2	Boston Park Plaza	21,123	4,896	-	1,849	1,328	8,073	38.2%
3	Renaissance Washington DC	20,099	3,219	-	1,954	1,953	7,126	35.5%
4	Renaissance Orlando at SeaWorld ®	13,740	1,256	-	1,938	1,140	4,334	31.5%
5	Renaissance Harborplace	11,299	403	-	1,985	1,286	3,674	32.5%
6	Renaissance Los Angeles Airport	5,668	383	-	702	-	1,085	19.1%
7	JW Marriott New Orleans	8,767	823	1	1,804	763	3,391	38.7%
8	Hilton North Houston	5,656	(226)	-	953	476	1,203	21.3%
9	Marriott Quincy	6,999	1,047	-	1,163	-	2,210	31.6%
10	Doubletree Guest Suites Times Square (1)	17,438	1,533	1,000	1,969	2,097	6,599	37.8%
11	Hilton Times Square	14,321	1,296	270	2,183	1,242	4,991	34.9%
12	Fairmont Newport Beach	6,408	(103)	-	1,349	-	1,246	19.4%
13	Hyatt Chicago Magnificent Mile	7,132	112	143	1,950	-	2,205	30.9%
14	Marriott Boston Long Wharf	12,167	401	-	2,053	2,486	4,940	40.6%
15	Hyatt Regency Newport Beach	7,757	888	-	656	-	1,544	19.9%
16	Marriott Tysons Corner	5,764	695	-	806	602	2,103	36.5%
17	Marriott Houston	3,950	137	-	584	309	1,030	26.1%
18	Renaissance Long Beach	5,207	837	-	606	138	1,581	30.4%
19	Embassy Suites Chicago (3)	7,031	1,630	-	877	1,042	3,549	50.5%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,057	1,462	-	1,109	-	2,571	42.4%
21	Renaissance Westchester	5,335	276	72	372	-	720	13.5%
22	Embassy Suites La Jolla (3)	4,815	342	-	906	1,146	2,394	49.7%
23	Marriott Philadelphia	4,679	408	-	479	366	1,253	26.8%
24	Hilton New Orleans St. Charles	3,312	953	-	535	-	1,488	44.9%
25	Marriott Portland	3,400	1,090	-	294	-	1,384	40.7%
26	Sheraton Cerritos	2,962	296	-	421	-	717	24.2%
27	Marriott Park City	1,554	(590)	-	371	203	(16)	-1.0%
28	Courtyard by Marriott Los Angeles	2,764	630	-	309	-	939	34.0%

	Pro Forma Comparable Portfolio (4)	246,264	25,344	1,936	35,860	19,067	82,207	33.4%

	Prior Ownership Results (5)
	Hyatt Chicago Magnificent Mile	4,475	(202)	-	1,363	-	1,161	25.9%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,057	1,462	-	1,109	-	2,571	42.4%
	Hilton New Orleans St. Charles	3,312	953	-	535	-	1,488	44.9%
	Boston Park Plaza	21,123	4,896	-	1,849	1,328	8,073	38.2%

	Actual Portfolio	$211,297	$18,235	$1,936	$31,004	$17,739	$68,914	32.6%

*Footnotes on page 47.

APPENDIX	Page 46

Supplemental Financial Information – Unaudited August 5, 2013

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended June 30, 2013 include: a total of $1.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.3 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for the second quarter of 2013 is impacted by major room renovations at the following hotels: Hilton Times Square; Hyatt Chicago Magnificent Mile; Hyatt Regency Newport Beach; and Renaissance Westchester. Hotel EBITDA for the second quarter of 2013 is also impacted by a total of $0.1 million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $(168,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); Hyatt Chicago Magnificent Mile $(223,000); and Marriott Quincy $376,000. Hotel EBITDA for the second quarter of 2012 is impacted by a total of $0.1 million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; and Hilton San Diego Bayfront $(1,061,000).

(4)

Pro Forma Comparable Portfolio for the three months ended June 30, 2013 and 2012 includes all 27 hotels held for investment by the Company as of June 30, 2013, plus the Boston Park Plaza acquired on July 2, 2013. Includes the Company’s ownership results, prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Boston Park Plaza acquired on July 2, 2013.

(5)

Prior ownership results for the three months ended June 30, 2013 and 2012 include prior ownership results and the Company’s pro forma adjustments related to depreciation and interest expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Boston Park Plaza acquired on July 2, 2013.

(6)

Other Adjustments for the three months ended June 30, 2012 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; $0.1 million in management transition costs at the Renaissance Westchester; and $0.1 million in management transition costs at the Hyatt Chicago Magnificent Mile.

APPENDIX	Page 47

Supplemental Financial Information – Unaudited August 5, 2013

Property-Level EBITDA Reconciliation

YTD Q2 2013

	Hotels sorted by number of rooms	For the Six Months Ended June 30, 2013
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$59,682	$6,118	$900	$9,351	$4,676	$21,045	35.3%
2	Boston Park Plaza	32,977	1,443	-	3,698	2,647	7,788	23.6%
3	Renaissance Washington DC	42,772	5,572	-	4,964	3,853	14,389	33.6%
4	Renaissance Orlando at SeaWorld ®	31,212	3,977	-	3,678	2,219	9,874	31.6%
5	Renaissance Harborplace	20,006	(990)	-	3,576	2,485	5,071	25.3%
6	Renaissance Los Angeles Airport	12,495	969	-	1,502	-	2,471	19.8%
7	JW Marriott New Orleans	19,152	3,836	2	2,934	760	7,532	39.3%
8	Hilton North Houston	11,693	(396)	-	1,838	985	2,427	20.8%
9	Marriott Quincy (3)	13,173	1,532	-	2,280	-	3,812	28.9%
10	Doubletree Guest Suites Times Square (1)	31,064	(796)	1,997	4,311	3,487	8,999	29.0%
11	Hilton Times Square (3)	22,441	(2,565)	192	4,777	2,466	4,870	21.7%
12	Fairmont Newport Beach	13,203	45	-	2,518	-	2,563	19.4%
13	Hyatt Chicago Magnificent Mile (3)	9,309	(4,928)	-	3,051	702	(1,175)	-12.6%
14	Marriott Boston Long Wharf	23,307	(1,205)	-	4,193	4,945	7,933	34.0%
15	Hyatt Regency Newport Beach (3)	12,543	(169)	-	1,396	-	1,227	9.8%
16	Marriott Tysons Corner	10,230	330	-	1,738	1,170	3,238	31.7%
17	Marriott Houston	8,126	175	-	1,138	600	1,913	23.5%
18	Renaissance Long Beach	11,631	2,215	-	1,203	-	3,418	29.4%
19	Embassy Suites Chicago (3)	11,863	234	-	1,769	2,038	4,041	34.1%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	9,772	999	-	2,306	-	3,305	33.8%
21	Renaissance Westchester (3)	7,441	(1,375)	-	979	-	(396)	-5.3%
22	Embassy Suites La Jolla	9,810	64	-	1,795	2,268	4,127	42.1%
23	Marriott Philadelphia	9,487	860	-	934	711	2,505	26.4%
24	Hilton New Orleans St. Charles	6,972	1,693	-	1,070	-	2,763	39.6%
25	Marriott Portland	6,589	1,904	-	741	-	2,645	40.1%
26	Sheraton Cerritos	6,370	931	-	827	-	1,758	27.6%
27	Marriott Park City	5,627	590	-	731	394	1,715	30.5%
28	Courtyard by Marriott Los Angeles	5,438	1,155	-	617	-	1,772	32.6%

	Pro Forma Comparable Portfolio (4)	464,385	22,218	3,091	69,915	36,406	131,630	28.3%

	Prior Ownership Results (5)
	Hilton New Orleans St. Charles	5,025	1,348	-	714	-	2,062	41.0%
	Boston Park Plaza	32,977	1,443	-	3,698	2,647	7,788	23.6%

	Actual Portfolio	$426,383	$19,427	$3,091	$65,503	$33,759	$121,780	28.6%

	*Footnotes on page 50.

APPENDIX	Page 48

Supplemental Financial Information – Unaudited August 5, 2013

Property-Level EBITDA Reconciliation

YTD Q2 2012

	Hotels sorted by number of rooms	For the Six Months Ended June 30, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (6)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$61,480	$3,492	$900	$11,357	$5,000	$20,749	33.7%
2	Boston Park Plaza	32,332	1,654	-	3,698	2,647	7,999	24.7%
3	Renaissance Washington DC	33,800	1,845	-	3,880	3,913	9,638	28.5%
4	Renaissance Orlando at SeaWorld ®	29,390	3,710	-	3,907	2,286	9,903	33.7%
5	Renaissance Harborplace (3)	18,346	(2,185)	-	4,013	2,582	4,410	24.0%
6	Renaissance Los Angeles Airport	11,345	761	-	1,390	-	2,151	19.0%
7	JW Marriott New Orleans	17,079	1,359	2	3,602	1,348	6,311	37.0%
8	Hilton North Houston (3)	11,575	(82)	-	1,898	954	2,770	23.9%
9	Marriott Quincy	11,829	508	-	2,391	-	2,899	24.5%
10	Doubletree Guest Suites Times Square (1)	29,387	(1,635)	2,003	3,952	4,053	8,373	28.5%
11	Hilton Times Square	24,575	(1,077)	540	4,340	2,485	6,288	25.6%
12	Fairmont Newport Beach	12,410	(543)	-	2,702	-	2,159	17.4%
13	Hyatt Chicago Magnificent Mile	10,945	(2,481)	143	3,900	-	1,562	14.3%
14	Marriott Boston Long Wharf	20,338	(2,672)	-	4,206	4,972	6,506	32.0%
15	Hyatt Regency Newport Beach	14,376	1,130	-	1,312	-	2,442	17.0%
16	Marriott Tysons Corner	10,472	649	-	1,618	1,208	3,475	33.2%
17	Marriott Houston (3)	7,900	237	-	1,152	620	2,009	25.4%
18	Renaissance Long Beach	9,931	976	-	1,223	549	2,748	27.7%
19	Embassy Suites Chicago (3)	10,737	204	-	1,756	2,089	4,049	37.7%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	9,198	768	-	2,218	-	2,986	32.5%
21	Renaissance Westchester	9,337	(620)	466	758	-	604	6.5%
22	Embassy Suites La Jolla (3)	9,263	118	-	1,809	2,295	4,222	45.6%
23	Marriott Philadelphia	8,626	200	-	954	735	1,889	21.9%
24	Hilton New Orleans St. Charles	6,854	1,979	-	1,070	-	3,049	44.5%
25	Marriott Portland	6,175	1,736	-	588	-	2,324	37.6%
26	Sheraton Cerritos	5,895	557	-	848	-	1,405	23.8%
27	Marriott Park City	5,840	698	-	721	407	1,826	31.3%
28	Courtyard by Marriott Los Angeles	5,385	1,153	-	615	-	1,768	32.8%

	Pro Forma Comparable Portfolio (4)	444,820	12,439	4,054	71,878	38,143	126,514	28.4%

	Prior Ownership Results (5)
	Hyatt Chicago Magnificent Mile	8,288	(2,795)	-	3,313	-	518	6.3%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	9,198	768	-	2,218	-	2,986	32.5%
	Hilton New Orleans St. Charles	6,854	1,979	-	1,070	-	3,049	44.5%
	Boston Park Plaza	32,332	1,654	-	3,698	2,647	7,999	24.7%

	Actual Portfolio	$388,148	$10,833	$4,054	$61,579	$35,496	$111,962	28.8%

	*Footnotes on page 50.

APPENDIX	Page 49

Supplemental Financial Information – Unaudited August 5, 2013

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the six months ended June 30, 2013 include: a total of $2.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $1.0 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for the first six months of 2013 is impacted by major room renovations at the following hotels: Hilton Times Square; Hyatt Chicago Magnificent Mile; Hyatt Regency Newport Beach; and Renaissance Westchester. Hotel EBITDA for the first six months of 2013 is also impacted by a total of $0.1 million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $(168,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); Hyatt Chicago Magnificent Mile $(223,000); and Marriott Quincy $376,000; Hotel EBITDA for the first six months of 2012 is impacted by a total of $0.1 million in property tax credits net of (assessments) received at the following hotels: Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; Hilton North Houston $56,000; Hilton San Diego Bayfront $(1,061,000); Marriott Houston $43,000; and Renaissance Harborplace $106,000.

(4)

Pro Forma Comparable Portfolio for the six months ended June 30, 2013 and 2012 includes all 27 hotels held for investment by the Company as of June 30, 2013, plus the Boston Park Plaza acquired on July 2, 2013. Includes the Company’s ownership results, prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Boston Park Plaza acquired on July 2, 2013.

(5)

Prior ownership results for the six months ended June 30, 2013 and 2012 include prior ownership results and the Company’s pro forma adjustments related to depreciation and interest expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Boston Park Plaza acquired on July 2, 2013.

(6)

Other Adjustments for the six months ended June 30, 2012 include: a total of $2.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $1.4 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; $0.5 million in management transition costs at the Renaissance Westchester; and $0.1 million in management transition costs at the Hyatt Chicago Magnificent Mile.

APPENDIX	Page 50

Supplemental Financial Information – Unaudited August 5, 2013

2013 Marriott Accounting Conversion

Beginning in 2013, Marriott switched from a 13-period accounting calendar to a standard 12-month calendar; however Marriott’s 2013 calendar will contain an additional three days, December 29, 2012 through December 31, 2012. The following details the approximate adjustments that would be required to convert the Company’s 2012 Comparable Portfolio Total Revenue as reported to a standard 12-month calendar (in thousands):

	Q1		Q2		Q3		Q4		Full Year
Total Revenue as reported (1)	$183,805	21.8%	$221,829	26.4%	$204,361	24.3%	$231,494	27.5%	$841,489	100.0%
Marriott-managed room revenue adjustment (2)	4,156		4,923		4,244		(12,463)		860
	$187,961	22.3%	$226,752	26.9%	$208,605	24.8%	$219,031	26.0%	$842,349	100.0%

(1)	Includes the Company’s ownership results and prior ownership results for the 26 hotel portfolio held for investment by the Company as of December 31, 2012.
(2)

Includes the adjustments needed to convert Marriott’s room revenue as reported from a 13-period basis to a standard 12-month calendar basis. Due to the fact that Marriott’s 2012 fiscal year began on December 31, 2011, and ended on December 28, 2012, the conversion to a standard 12-month calendar basis adds $0.9 million in room revenue by subtracting December 31, 2011 from the 2012 fiscal year, and adding December 29, 2012 through December 31, 2012 to the 2012 calendar year.

APPENDIX	Page 51